As filed with the SEC on April 19, 2021 .	Registration Nos. 333-49332
811-05826
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ___	☐
Post-Effective Amendment No. 17	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 208	☑

(Check appropriate box or boxes.)

PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY
(Name of Depositor)

213 Washington Street
Newark, New Jersey 07102
800-778-2255
(Address and telephone number of principal executive offices)
_____________

Jordan K. Thomsen
Vice President and Corporate Counsel
Pruco Life Insurance Company
Three Gateway Center
Newark, New Jersey 07102
(Name and address of agent for service)
_____________

Approximate Date of Proposed Public Offering: ___

It is proposed that this filing will become effective (check appropriate space):

☐ immediately upon filing pursuant to paragraph (b) of rule 485
☑ on April 30, 2021 pursuant to paragraph (b) of rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of rule 485
☐ on (date) pursuant to paragraph (a)(1) of rule 485 under the Securities Act.

If appropriate, check the following box:
☑ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PROSPECTUS
May 1, 2021

PruLife® Custom Premier
AN INDIVIDUAL, FLEXIBLE PREMIUM, VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT ISSUED BY:

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102
TELEPHONE: 800-944-8786

The PruLife® Custom Premier Contract was offered from March 5, 2001 through August 27, 2006, under form number VUL-2000. A state and/or other code may follow the form number. Your Contract’s form number is located in the lower left-hand corner of the first page of your Contract.

As of August 28, 2006, Pruco Life Insurance Company no longer offered these Contracts for sale.

This prospectus describes the PruLife® Custom Premier Contract (the “Contract”) that was offered by Pruco Life Insurance Company (“Pruco Life”, “us”, “we”, or “our”), a stock life insurance company. Pruco Life is a wholly owned subsidiary of The Prudential Insurance Company of America (“Prudential”) .
Please read this prospectus before submitting any premiums under a PruLife® Custom Premier Contract or transferring Contract values among investment options, and and keep it for future reference. Capitalized terms used in this prospectus are defined where first used or in the GLOSSARY: Definitions Of Special Terms Used In This Prospectus .
You (the “Contract Owner”) may choose to invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options (or “Funds”) of the Pruco Life Variable Universal Account (the “Separate Account” or “Account”) . The Account offers a wide variety of Variable Investment Options from the firms listed below. A complete list of the available Funds is included in this prospectus.

•Advanced Series Trust	•The Prudential Series Fund	•Janus Aspen Series® - Service Shares
You may also choose to invest your Contract’s premiums and its earnings in the Fixed Rate Option, referred to as the “fixed investment option” in your Contract , which pays a guaranteed interest rate .

IMPORTANT INFORMATION
The Funds' annual and semi-annual shareholder reports are made available on our website (www.prudential.com/ili-funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. You may elect to receive all future reports in paper free of charge by calling 800-778-2255.
In compliance with U.S. law, Pruco Life delivers this prospectus to Contract Owners that currently reside outside of the United States. In addition, we may not market or offer benefits, features, or enhancements to prospective or current Contract Owners while outside of the United States.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s (“SEC”) staff and is available at Investor.gov.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
The Contract was available for purchase through registered representatives located in banks and other financial institutions. Investment in a variable life insurance Contract is subject to risk, including the possible loss of your money. An investment in PruLife® Custom Premier is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

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KEY INFORMATION TABLE
Important Information You Should Consider About the Contract

FEES AND EXPENSES
Charges For Early Withdrawals
If you withdraw money from the Contract within the first 10 Contract Years, you may be assessed a surrender charge. The charge applies to surrenders, lapses, withdrawals from Contracts with a Type A (fixed) Death Benefit, and reductions in Basic Insurance Amount. For a male, age 49, Non-Smoker underwriting class and a $250,000 Basic Insurance Amount at issue, the maximum surrender charge on a withdrawal that reduces the Basic Insurance Amount by $100,000 is $1,346.
For more information on early withdrawal charges, please refer to the Surrender Charge subsection of this prospectus.

Transaction Charges
In addition to a surrender charge, you may also be charged for other transactions. Such charges include sales charges on premiums paid under the Contract, administrative charges (to cover local, state and federal taxes), transfer fees, withdrawal fees, and fees for changes in the Basic Insurance Amount.
For more information on transaction charges, please refer to the FEE TABLE subsection of this prospectus.

Ongoing Fees And Expenses
In addition to surrender charges and transaction charges, an investment in the Contract is subject to certain ongoing fees and expenses, including fees and expenses to cover the cost of insurance under the Contract and the cost of optional benefits available under the Contract. Such fees and expenses are set based on either a fixed rate or the characteristics of the insured (e.g., age, sex, and rating classification). Investors should view the data pages of their Contract for applicable rates.
Contract Owners will also bear expenses associated with the Funds under the Contract, as shown in the following table:

	Annual Fee	Minimum	Maximum
	Investment options (Fund fees and expenses)	0.31%	1.21%
	For more information on ongoing fees and expenses, please refer to the FEE TABLE subsection of this prospectus and APPENDIX B, which is part of this prospectus.
RISKS
Risk Of Loss	You can lose money by investing in the Contract.
Not a Short-Term Investment
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.

Risks Associated With Investment Options
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Funds available under the Contract, each of which has its own unique risks. You should review the Funds’ prospectuses before making an investment decision. Fund prospectuses are available at www.prudential.com/eprospectus or by calling 800-944-8786.
For more information on the Funds, please refer to the The Funds subsection of this prospectus.

Insurance Company Risks
An investment in the Contract is subject to the risks related to Pruco Life. Any obligations (including under the fixed rate option), guarantees, or benefits are subject to the claims-paying ability of Pruco Life. More information about Pruco Life, including its financial strength ratings, is available at www.investor.prudential.com/ratings.

Contract Lapse
Death Benefits will not be paid if the Contract has lapsed. The Contract will lapse if it is in default unless sufficient premium payments are made or it remains in force under the Death Benefit Guarantee. If the Contract Fund less any applicable surrender charges is zero or less, the Contract is in default unless it remains in force under the Death Benefit Guarantee, assuming there are no outstanding loans. Poor investment performance, insufficient premium payments, withdrawals, and loans are some of the factors that could cause your Contract to lapse.
A Contract that lapses may be reinstated within five years from the date of default upon the completion of certain conditions, including the submission of certain payments sufficient to bring the Contract up to date, plus a premium to cover all charges and deductions for three months from the date of reinstatement.

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RESTRICTIONS
Investments
You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options. Additional transfers may be made only with our consent. Generally, only one transfer from the Fixed Rate Option will be permitted during each Contract Year. The maximum amount per Contract Year you may transfer out of the Fixed Rate Option each year is the greater of: (a) 25% of the amount in the Fixed Rate Option; or (b) $2,000.
Transfers may generally be made by mail, phone, fax or website. Contracts that are jointly owned or assigned generally cannot conduct transfers by phone, fax or website.
We reserve the right to remove or substitute Funds as investment options.
For more information on investment and transfer restrictions, please refer to the Transfers And Restrictions On Transfers subsection of this prospectus and APPENDIX B.

Optional Benefits
As a Contract Owner, you may be able to obtain extra fixed benefits, which may require additional charges. These optional insurance benefits are described in what is known as a “rider” to the Contract. Riders are generally only available at Contract issuance, unless noted otherwise.
Among the riders available with the Contract is the Target Term Rider, the coverage amount of which terminates at the insured’s age 100. The minimum Target Term Rider coverage amount was $5,000 and requires a minimum Basic Insurance Amount of $100,000 for the base Contract. However, the Basic Insurance Amount and the Target Term Rider coverage amount, combined, must be equal to a minimum total insurance amount of $250,000.
Among the riders available with the Contract are the Accidental Death Benefit Rider, which provides an additional Death Benefit that is payable if the insured’s death is accidental, and the Enhanced Disability Benefit Rider, which pays a monthly benefit amount into the Contract if the insured is totally disabled. Pruco Life will not pay a benefit under the Accidental Death Benefit rider or make payments under the Enhanced Disability Benefit Rider for any death or injury that is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.
Some riders may depend on the performance of the Contract Fund. Rider benefits will no longer be available if the Contract lapses or is surrendered for its Cash Surrender Value. Some riders are not available in conjunction with other riders and other restrictions may apply.
Some riders described in this prospectus may be subject to state variations or may not be available in all states. Please refer to APPENDIX A , which is part of this prospectus, for state availability and a description of all material variations to riders and features that differ from the description contained in the prospectus.
For more information on optional benefits under the Contract, please refer to the RIDERS section of this prospectus.

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. There is no additional tax benefit if you purchase the Contract through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.
For more information on tax implications relating to Contract investments, please refer to the TAXES section of this prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation	Investment professionals receive compensation for selling the Contract to investors and may have a financial incentive to offer or recommend the Contract over another investment. Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange Act of 1934 and/or entities that are exempt from such registration (“firms”). The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. Compensation is based on a premium value referred to as the Commissionable Target Premium. The Commissionable Target Premium is equal to the first year’s surrender charge (which is found in your Contract data pages) divided by the Percentage of Sales Load Target Premium at the start of year one from the table in the Surrender Charges section of this prospectus, plus the premium for any riders other than the Target Term Rider. The Commissionable Target Premium varies by issue age, sex, underwriting class and rating class of the insured, any extra risk charges, or additional riders selected by the Contract Owner, with the exception of the Target Term Rider.

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For more information on investment professional compensation, please refer to the DISTRIBUTION AND COMPENSATION section and the Commissions Paid To Broker-Dealers subsection of this prospectus.
Exchanges
Some investment professionals may have a financial incentive to offer you a contract in place of the one you already own. You should only exchange your Contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the contract, rather than continue to own your existing Contract.
For more information on exchanges, please refer to the paragraph titled Replacement of the Contract in the SUMMARY OF PRINCIPAL RISKS OF INVESTING IN THE CONTRACT section of this prospectus.

OVERVIEW OF THE CONTRACT
The following summaries provide a brief overview of the more significant aspects of the Contract. We provide more complete and detailed information in the subsequent sections of this prospectus and in the statement of additional information and Contract.
Brief Description Of the Contract
PruLife® Custom Premier is a form of variable universal life insurance. A Death Benefit is paid upon the death of the insured person. Current Contract Owners may submit premium payments and transfer Contract values among investment options, subject to the Contract and as described in this prospectus. This Contract is designed for Contract Owners seeking benefits on a long-term basis and as such is not appropriate as a short-term investment or savings vehicle. Contract Owners should consider whether this Contract meets their financial goals, liquidity needs and investment time horizon.
This prospectus is being provided for informational or educational purposes only and does not take into account the investment objectives or financial situation of any client or prospective clients. The information is not intended as investment advice and is not a recommendation about managing or investing finances in a variable insurance product. Clients seeking information regarding their particular investment needs should contact a financial professional.
Some Contract forms, features and/or riders described in this prospectus may be subject to state variations or may not be available in all states. See APPENDIX A for state availability and a description of all material variations to features and riders that differ from the description contained in the prospectus. Some Contract forms, features, and/ or Variable Investment Options described in this prospectus may not be available through all brokers. The Contract form number for this Contract is VUL-2000. A state and/or other code may follow the form number. Your Contract’s form number is located in the lower left hand corner of the first page of your Contract.
Premiums
The Contract offers flexibility in paying premiums. With certain exceptions, you choose the timing and the amount of premium payments. Payment of insufficient premiums may result in a lapse of the Contract. Under certain circumstances we reserve the right to refuse to accept premium payments. Several suggested patterns of premiums are described under Available Types Of Premium , which correspond to Death Benefit Guarantee durations that may be available with your Contract. Not all Contracts offer the Death Benefit Guarantee in all years. Your Pruco Life representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the Death Benefit Guarantee Values.
On the later of the Contract Date and the end of the Valuation Period in which the initial premium is received, we deduct the sales charge and the premium-based administrative charge from the initial premium. During the 10-day period following your receipt of the Contract, the remainder of the initial premium and any other net premium is allocated to the designated money market investment option available with your Contract as of the end of the Valuation Period in which it is received in Good Order at the Payment Office. The first monthly deductions are made after the remainder of the initial premium and any other net premium is allocated to the money market investment option. After the 10th day, these funds, adjusted for any investment results, are transferred out of the money market investment option and allocated according to your current premium allocation. The transfer from the money market investment option on the 10th day following receipt of the Contract does not count as one of your free annual transfers.
Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by providing your request to us in Good Order at our Service Office. Allocation changes may generally be made by mail, phone, fax or website. Contracts that are jointly owned or assigned generally cannot change premium allocations by phone, fax or website.
Contract Features
Types Of Death Benefit – You may choose from three types of Death Benefit options. You may change from one Death Benefit type to another, subject to limitations, and charges may apply.
• Type A (fixed): the Death Benefit is generally the Basic Insurance Amount you chose.
• Type B (variable): the Death Benefit is generally the Basic Insurance Amount, plus the value of the Contract Fund.
• Type C (return of premium): the Death Benefit is generally equal to the Basic Insurance Amount plus the total premiums paid into the Contract, less withdrawals.
Increasing or Decreasing the Basic Insurance Amount – Subject to certain limitations and charges, you have the option of increasing or decreasing the Basic Insurance Amount after the Contract is issued.
Investment Choices – You may choose to allocate your net premiums and earnings to one or more of the available Variable Investment Options or our Fixed Rate Option. You may change the way in which subsequent premiums are allocated. You may transfer money among your investment choices, subject to restrictions. In addition, you may use our dollar cost averaging feature or

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our automatic rebalancing feature. Information about each Variable Investment Option available under the Contract is provided in APPENDIX B .
The Contract Fund – Your net premiums paid into the Contract are held in the Contract Fund, the value of which changes daily reflecting: (1) increases or decreases in the value of the Funds; (2) interest credited on any amounts allocated to the Fixed Rate Option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options. The Contract Fund value also changes to reflect monthly deductions and any withdrawals or accelerated benefits.
Death Benefit Protection – The Contract includes a Death Benefit Guarantee, which provides a conditional guarantee that can keep your Contract in effect regardless of investment performance or Contract Fund value. Generally, there are three guarantee periods. Each guarantee period is associated with a corresponding level of premium payments, which if paid at the beginning of each Contract Year, guarantees that your Contract will not lapse during the relevant period, assuming there are no loans or withdrawals. Not all Contracts will have the Death Benefit Guarantee available in all years. Your Contract Data pages will show Death Benefit Guarantee Values for the duration available with your Contract. The Death Benefit Guarantee is subject to requirements for maintaining the guarantee. The guarantee may not last for the period of time you wish to keep your Contract.
Riders – Contract Owners may be eligible to select extra benefits called riders, listed below. The charges associated with each rider are presented in the FEE TABLE . These optional insurance benefits are referenced herein as “riders” to the Contract. Except for the Living Needs Benefit SM Rider, all riders are only available at Contract issuance. Riders include:
• Target Term Rider: Provides for a flexible term insurance benefit to Attained Age 100 on the life of the insured.
• Children Level Term Rider: Provides life insurance coverage on the insured’s children.
• Accidental Death Benefit Rider: Pays an additional Death Benefit if the insured’s death is accidental.
• Enhanced Disability Benefit Rider: Pays a monthly benefit amount into the Contract if the insured is totally disabled.
• Living Needs Benefit SM Rider: Provides an early payment of all or part of the Death Benefit, adjusted to reflect current value, if the insured becomes terminally ill or is confined to a nursing home.
Loans – You may borrow money from us using your Contract as security for the loan. There is no minimum loan amount. Interest charges will apply. All loans after the 10th Contract Anniversary will be considered preferred loans and are charged a lower annual interest rate.
Withdrawals – Under certain circumstances and limitations, you may withdraw a part of the Contract’s Cash Surrender Value without surrendering the Contract. Charges may apply.
Surrendering the Contract – A Contract may be surrendered for its Cash Surrender Value while the insured is living. A surrender charge may apply.
FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract’s data pages for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the maximum fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer cash value between investment options.

TRANSACTION FEES
Charge	When Charge Is Deducted	Amount Deducted
Sales Charge on Premiums (load)	Deducted from premium payments.	6%
Premium-Based Administrative Charge Charge for state and federal premium taxes and other charges based on premiums	Deducted from premium payments.	8%
Surrender Charge(1) Percentage of first year Sales Load Target Premium less premium for riders and extras –––––––––––– Initial surrender charge for a representative Contract Owner.(2)	Upon lapse, surrender, or decrease in Basic Insurance Amount.	90% –––––––––––– 78%
Transfer fee	Each transfer exceeding 12 in any Contract Year.	$25.00
Withdrawal fee	Upon withdrawal.	$25
Basic Insurance Amount change fee	Upon change in Basic Insurance Amount.	$25
Living Needs BenefitSM Rider fee	When benefit is paid.	$150.00
(1) The percentage varies by issue age and reduces annually to zero. The duration of the charge also varies by age ranging from ten years at ages 0 - 55 to three years at ages 69 and above.
(2) Representative insured is male, age 49, Non-Smoker underwriting class, no riders.

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The next table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Funds’ fees and expenses.

PERIODIC CHARGES OTHER THAN ANNUAL FUND EXPENSES
Charge	When Charge Is Deducted	Amount Deducted
Base Contract Charges:
Cost Of Insurance (“COI”) For Basic Insurance Amount Minimum and maximum charge per $1,000 of the Net Amount At Risk. –––––––––––– Initial charge for a representative Contract Owner.(4)	Monthly	From $0.06 to $83.34(1)(2)(3) –––––––––––– $0.40
Administrative Charge For Basic Insurance Amount
Minimum and maximum charge per $1,000 of Basic Insurance Amount plus a flat fee.
         ––––––––––––
Initial charge for Basic Insurance Amount for a representative Contract Owner.(4)
	Monthly	$0.03 to $1.12 plus $20(2)(7) –––––––––––– $0.30 plus $20
Administrative Charge for Increase in
Basic Insurance Amount
Minimum and maximum charge per $1,000 of increase to Basic Insurance Amount plus a flat fee per increase segment.
––––––––––––
Increase to Basic Insurance Amount fee for a representative Contract Owner.(10)
	Monthly	$0.03 to $1.12 plus $12 per increase segment(2)(7) –––––––––––– $0.38 plus $12 per increase segment
Mortality And Expense Risk charge A percentage of assets in Variable Investment Options.	Daily	0.45%(5)
Additional mortality charge for risk associated with certain health conditions, occupations, avocations, or aviation risks. Flat extra per $1,000 of Basic Insurance Amount.	Monthly	From $0.10 to $2.08(2)(6)
Net interest on loans(11)	Annually	1% for standard loans. 0.10% for preferred loans.
Optional Benefits Charges:
Cost Of Insurance (“COI”) for Target Term Rider coverage. Minimum and maximum charge per $1,000 of the Net Amount At Risk. –––––––––––– Initial charge for a representative Contract Owner.(4)	Monthly	From $0.06 to $83.34(2)(3)(7) –––––––––––– $0.40
The Target Term Rider or an increase to the Target Term Rider Minimum and maximum charge per $1,000 of the coverage amount. –––––––––––– Charge for a representative Contract Owner.(4)	Monthly	From $0.03 to $1.12(7) –––––––––––– $0.30
Accidental Death Benefit Rider(8) Minimum and maximum charge per $1,000 of the coverage amount. –––––––––––– Charge for a representative Contract Owner.(4)	Monthly	From $0.05 to $0.28(2)(7) –––––––––––– $0.10
Children Level Term Rider(8) Charge per $1,000 of the coverage amount.	Monthly	$0.42
Enhanced Disability Benefit Rider(8)(9) Minimum and maximum charge (percentage of the monthly benefit amount). –––––––––––– Charge for a representative Contract Owner.(4)	Monthly	From 5.56% to 10.44%(2)(7) –––––––––––– 8.11%
(1) The charge varies based on the individual characteristics of the insured, including such characteristics as age, sex, and underwriting classification, as well as Basic Insurance Amount, and Contract duration.

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(2) The charge shown in the table may not be representative of the charge that a particular Contract Owner will pay. You may obtain more information about the particular charges that apply to you by contacting your Pruco Life representative.
(3) The highest COI rate is for an insured who is a male/female age 99.
(4) Representative insured is male, age 49, Non-Smoker underwriting class, no riders.
(5) The daily charge is based on the effective annual rate shown.
(6) The amount and duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk.
(7) The charge varies based on the individual characteristics of the insured, including such characteristics as age, sex, and underwriting classification.
(8) Duration of the charge is limited.
(9) The monthly benefit amount is the greater of: 9% of the policy Target Premium or the total of monthly deductions.
(10) The representative insured is male, age 54, Non-Smoker underwriting class, no riders and the Basic Insurance Amount is increased by $25,000 in the 5th Contract year.
(11) The net interest on loans reflects the net difference between a standard loan with an effective annual interest rate of 5% and an effective annual interest credit equal to 4%. Preferred loans are charged a lower effective annual interest rate. All loans are standard loans during the first 10 Contract Years. All new and existing loans will be considered preferred loans on and after the 10th Contract Anniversary to the extent that there is a preferred loan amount available.
The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. A complete list of Funds available under the Contract, including their annual expenses, may be found in APPENDIX B .

Annual Fund Expenses
(Expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)
Minimum	Maximum
0.31%	1.21%
SUMMARY OF PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Contract Values are not Guaranteed
The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Contract Fund values are not guaranteed, and may be entirely dependent on the investment performance of the Variable Investment Options you select.
The Variable Investment Options
The Variable Investment Options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the Fixed Rate Option provides a guaranteed rate of return.
The Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940. Each Variable Investment Option, which invests in a corresponding Fund, has its own investment objective, strategy, and associated risks, which are described in the Fund’s prospectus. Before allocating net premium to a Variable Investment Option, you should read the current Fund prospectus. Fund prospectuses are available at www.prudential.com/eprospectus or by calling 800-944-8786. The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.
Amounts you allocate to the Variable Investment Options may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Funds. You bear the investment risk that the Funds may not meet their investment objectives. It is possible to lose your entire investment in the Variable Investment Options.
The Contract offers Variable Investment Options through the Advanced Series Trust (“AST”). The AST Variable Investment Options are also available in variable annuity contracts we offer. Some of these variable annuity contracts offer a feature that utilizes a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with certain optional benefits. The operation of the formula in those variable annuity contracts may result in large-scale asset flows into and out of the Funds corresponding to the Variable Investment Options that are available with your Contract. These asset flows could adversely impact the Funds, including their risk profile, expenses and performance.
Increase in Charges
In several instances we will use the terms “maximum charge” and “current charge.” The “maximum charge,” in each instance, is the highest charge that we may apply under the Contract. The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge.
Not a Short-Term Savings Vehicle
The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.
Contract Lapse
On each Monthly Date we determine the value of your Contract Fund. The Contract is in default if the Contract Fund, less any applicable surrender charges, and less any Contract Debt, is zero or less, unless it remains in force under the Death Benefit Guarantee. Your Contract will also be in default if at any time the Contract Debt equals or exceeds the Contract Fund, less any

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applicable surrender charges. Poor investment performance, insufficient premium payments, withdrawals, and loans are some of the factors that could cause your Contract to lapse and you could lose your insurance coverage.
Taking Withdrawals
Whenever a withdrawal is made, the Death Benefit may immediately be reduced by at least the amount of the withdrawal. A surrender charge may be deducted when any withdrawal causes a reduction in the Basic Insurance Amount. If the Basic Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract, which would result in less favorable tax treatment for loans, withdrawals, or assignments. Accessing the values in your Contract through withdrawals may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse. In addition, a withdrawal from your Contract may have tax consequences.
Taking a Contract Loan
Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse. Taking a Contract loan will prevent any Death Benefit guarantees from protecting your Contract from lapsing. In addition, a loan from your Contract may have tax consequences.
Limitations on Transfers
Currently, we allow up to 20 transfers among the Variable Investment Options per calendar year. After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they bear an original signature in ink, are received in Good Order at a Service Office, and are sent to us by U.S. regular mail.
Only one transfer from the Fixed Rate Option is permitted during each Contract Year and the amount of the transfer is subject to strict limits.
Surrender of the Contract
We deduct a surrender charge from the surrender proceeds. While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund. A surrender of your Contract may have tax consequences.
Potential Tax Consequences
Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. At issue, the Contract Owner chooses one of the following definition of life insurance tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. We reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance. Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance contract. However, your Death Benefit could be subject to estate tax. In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.
Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract under Section 7702A of the Internal Revenue Code. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance Amount is made (or a rider removed). Under current tax law, pre-death distributions, including loans and assignments, are taxed less favorably under Modified Endowment Contracts. Death Benefit payments under Modified Endowment Contracts, however, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary.
Replacement of the Contract
The replacement of life insurance is generally not in your best interest. If you are considering replacing a Contract, you should compare the benefits and costs of your existing Contract with the benefits and costs of purchasing a new Contract and you should consult with a tax adviser.
Our Ability To Pay Benefits
All insurance benefits, including the Death Benefit, and all guarantees, including those related to the Fixed Rate Option, are general account obligations that are subject to the financial strength and claims paying ability of Pruco Life.
GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY,
THE REGISTRANT, AND THE FUNDS
Pruco Life Insurance Company
Pruco Life Insurance Company (“Pruco Life”, “us”, “we”, or “our”) is a stock life insurance company, organized on December 23, 1971 under the laws of the state of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Pruco Life’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.
The Pruco Life Variable Universal Account
We have established a Separate Account, the Pruco Life Variable Universal Account (the “Account” or the “Registrant”) to hold the assets that are associated with the Contracts. The Account was established on April 17, 1989 under Arizona law and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The

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Account meets the definition of a “Separate Account” under the federal securities laws. The Account holds assets that are segregated from all of our other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Pruco Life conducts.
We are the legal owner of the assets in the Account. We will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts. In addition to these assets, the Account’s assets may include funds contributed by us to commence operation of the Account and may include accumulations of the charges we make against the Account. From time to time we will transfer capital contributions to our general account. We will consider any possible adverse impact the transfer might have on the Account before making any such transfer.
Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of our other assets. The assets of the Account that are held in support of client accounts may not be charged with liabilities that arise from any other business we conduct.
We are obligated to pay all amounts promised to Contract Owners under the Contract. The obligations to Contract Owners and beneficiaries arising under the Contracts are our general corporate obligations. Guarantees and benefits within the Contract are subject to our claims paying ability.
You may invest in one or a combination of the available Variable Investment Options. When you choose a Variable Investment Option, we purchase shares of the corresponding Fund or a separate investment series of a Fund which are held as an investment for that option. We hold these shares in the Account .
The Funds
This Contract offers Funds managed by AST Investment Services, Inc. and PGIM Investments LLC, both of which are affiliated companies of Pruco Life (“Affiliated Funds”), and Funds managed by companies not affiliated with Pruco Life (“Unaffiliated Funds”). Pruco Life and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which Funds to offer through the Contract. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds. As indicated next to each Fund’s description in the tables in APPENDIX B , each Fund has one or more subadvisers that provide certain day-to-day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to offer under the Contract. Also, in some cases, we offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Funds they recommend and may benefit accordingly from allocations of Contract Fund value to the Variable Investment Options that invest in these Funds. Allocations made to all Affiliated Funds benefit us financially. See Service Fees Payable To Pruco Life for more information about fees and payments we may receive from the Funds and/or their affiliates.
Pruco Life has selected the Funds for inclusion as investment options under this Contract in Pruco Life’s role as issuer of this Contract. We may remove or add additional Variable Investment Options in the future. We may consider the potential risk to us of offering a Fund in light of the benefits provided by the Contract.
PGIM Investments LLC serves as the investment manager for The Prudential Series Fund (“PSF”) and certain Funds of AST. PGIM Investments LLC and AST Investment Services, Inc. serve as co- investment managers of the other Funds of AST.
The investment management agreements for PSF and AST provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Fund with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Fund. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent, and shareholder servicing services that are deemed advisable by the Board of Trustees of the applicable Fund.
The Investment Managers or subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all AST and PSF Funds benefit us financially because fees are paid to us or our affiliates by the AST and PSF Funds. More detailed information, including a full description of these fees, is available in the Funds’ prospectuses.
Information regarding each Fund, including (i) its name; (ii) a brief statement concerning its investment objective(s); (iii) its investment Manager(s) and subadviser(s); (iv) current expenses; and (v) performance, is available in APPENDIX B . Each Fund has issued its own separate prospectus that contains more detailed information about the Fund. The Funds’ prospectuses and statements of additional information are available at www.prudential.com/eprospectus or by calling 800-944-8786. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. We will also provide you with the prospectus for each Fund in which you invest. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Funds will be met. There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product. Please refer to the tables in APPENDIX B to see which Variable Investment Options you may choose.
In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same Funds. Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

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(a) changes in state insurance law;
(b) changes in federal income tax law;
(c) changes in the investment management of any Fund; or
(d) differences between voting instructions given by variable life insurance and variable annuity Contract Owners.
The terms “Fund” and “portfolio” are largely used interchangeably. Some of the Funds use the term “Fund” and others use the term “portfolio” in their respective prospectuses.
A Fund may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of the publicly available mutual fund.
For Funds with multiple subadvisers, each subadviser manages a portion of the assets for that Fund. The AST Balanced Asset Allocation Portfolio and the AST Preservation Asset Allocation Portfolio each invests primarily in shares of other Funds, which are managed by the subadvisers of those Funds.
Although the PSF PGIM Government Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Variable Investment Option. For example, when prevailing short-term interest rates are very low, the yield on the PSF PGIM Government Money Market Portfolio may be so low that, when Fund and Contract charges are deducted, you experience a negative return.
Service Fees Payable To Pruco Life
We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially.
We receive Rule 12b-1 fees which compensate us and our affiliate, Pruco Securities, LLC (“Pruco Securities”), for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Contract Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2021, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.55% of the average assets allocated to the Fund under the Contract. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Contract.
In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.
In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Companies related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
AST Funds
This Contract offers Variable Investment Options that invest in Funds offered through AST. The AST Variable Investment Options are also available in variable annuity contracts we offer. Some of these variable annuity contracts offer optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each annuity contract owner’s account value daily and, if necessary, will systematically transfer amounts among investment options. The formula transfers assets between the Variable Investment Options for those variable annuity contracts and an AST bond fund (the AST bond fund is not available in connection with the life Contracts offered through this prospectus). You should be aware that the operation of the formula in those variable annuity contracts may result in large-scale asset flows into and out of the Funds corresponding to the Variable Investment Options that are available with your Contract. These asset flows could adversely impact the Funds, including their risk profile, expenses and performance. Because transfers between the Variable Investment Options and the AST bond fund can be frequent and the amount transferred can vary from day to day, any of the Funds could experience the following effects, among others:
(a)    a Fund’s investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the Fund’s investment strategy;
(b)     the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and
(c)     a Fund may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Fund compared to other similar funds.

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The efficient operation of the asset flows among Funds triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Fund to another Fund, which in turn could adversely impact performance.
Before you allocate to the Variable Investment Options with the AST Funds listed above, you should consider the potential effects on the Funds that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Contract. Please work with your financial professional to determine which Variable Investment Options are appropriate for your needs.
Voting Rights
We are the legal owner of the shares of the Funds associated with the Variable Investment Options. However, we vote the shares according to voting instructions we receive from Contract Owners. We will mail you a proxy, which is a form you need to complete and return to us, to inform us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when that Fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the Fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of Contract Owners who actually vote will determine the ultimate outcome. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the Fund that require a vote of shareholders. We may change the way your voting instructions are calculated if it is required by federal or state regulation. We reserve the right to change the voting procedures described above if applicable federal securities laws or SEC rules change in the future.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Funds or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action in the next available annual or semi-annual report.
Substitution Of Variable Investment Options
We may substitute one or more of the available Variable Investment Options. We may terminate the availability of any Variable Investment Option at any time. If we do so, you will no longer be permitted to allocate additional investments to the option, either by premium payment or transfer. We would not do this without any necessary SEC a nd/or state approval. You will be given specific notice in advance of any substitution we intend to make.
The Fixed Rate Option
You may choose to allocate , initially or by transfer, all or part of your Contract Fund to the Fixed Rate Option. Amounts in the Fixed Rate Option are part of our general account. The general account consists of all assets owned by us other than those in the Account and in other separate accounts that have been or may be established by us . Subject to applicable law, we hav e sole discretion over the investment of the general account assets, and Contract Owners do not share in the investment experience of those assets. Instead, we guarantee that the part of the Contract Fund allocated to the Fixed Rate Option will accrue interest daily at an effective annual rate that we declare periodically, but not less than an effective annual rate of 4%. We are not obligated to credit interest at a rate higher than an effective annual rate of 4%, although we may do so. The fulfillment of our guarantee under this benefit is dependent on our claims paying ability and financial strength.
Transfers out of the Fixed Rate Option are subject to limits. See Transfers And Restrictions On Transfers. The payment of any Cash Surrender Value attributable to the Fixed Rate Option may be delayed up to six months. See When Proceeds Are Paid.
Because of exemptive and exclusionary provisions, interests in the Fixed Rate Option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.
CHARGES AND EXPENSES
There are Contract charges and Fund expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below. Most charges, although not all, are made by reducing the Contract Fund. Unless you direct otherwise, monthly charges are generally deducted proportionately from the dollar amounts held in each of the investment options. See Allocated Charges .
When describing the Contract’s charges, in several instances we use the terms “maximum charge” and “current charge.” The “maximum charge”, in each instance, is the highest charge that we may make under the Contract. The “current charge”, in each instance, is the amount that we now charge, which may be lower than the maximum charge . If circumstances change, we reserve the right to increase each current charge, up to the maximum charge. We will supplement this prospectus to reflect any increase in a current Contract charge, up to the maximum Contract charge, before the change is implemented.

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Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. Any changes to any of these current charges will be in consideration of one or more factors such as mortality, expenses, taxes, interest, investment experience, Contract funding, Net Amount At Risk, profit and/or persistency, which is the length of time Contracts like this one and other contracts stay in effect. Premium-based administrative charges will be set at one rate for all Contracts like this one. Changes in other charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.
The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.
Sales Charge On Premium
We may charge up to 6% of premiums received in all Contract Years. This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature.
Currently we charge 4% of premiums paid up to the amount of the Sales Load Target Premium and 2% of premiums paid in excess of this amount for the first 10 Contract Years (or the first 10 years of a Coverage Segment representing an increase in Basic Insurance Amount), and 0% thereafter. The Sales Load Target Premium may vary from the Target Premium, depending on the issue age and rating class of the insured, any extra risk charges, or additional riders. For Contracts issued on an unrated insured below age 56, the Sales Load Target Premium is generally equal to what the Target Premium for a Contract with a Type A Death Benefit would be if the insured was either in the Non-Smoker or Smoker rating class, and there were no extra risk charges or riders on the Contract. For Contracts issued on an unrated insured below age 56 in a more favorable rating class, the Sales Load Target Premium will be greater than the Target Premium, if there are no extra risk charges or riders on the Contract. For Contracts issued on insureds age 56 or greater or with substandard ratings, the Sales Load Target Premium will generally be less than the Target Premium. See PREMIUMS.
Paying more than the Sales Load Target Premium in any of the first 10 Contract Years could reduce your total sales load. For example, assume that a Contract with no riders or extra insurance charges has a Sales Load Target Premium of $884.00 and the Contract Owner would like to pay 10 premiums. If the Contract Owner paid $1,768 (two times the amount of the Sales Load Target Premium) in every other Contract Year up to the ninth year (i.e., in years 1, 3, 5, 7, 9), the total sales load charge would be $265.20. If the Contract Owner paid $884.00 in each of the first 10 Contract Years, the total sales load would be $353.60.
Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value. Delaying the payment of premium amounts to later years will adversely affect the Death Benefit Guarantee if the accumulated premium payments do not reach the Death Benefit Guarantee Values shown on your Contract Data pages. See Death Benefit Guarantee. In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment Of Contract Benefits.
Premium-Based Administrative Charge
We may charge up to 7.5% of premiums received for a premium- based administrative charge, which includes any federal, state or local income, premium, excise, or business tax or any other type of charge (or component thereof) measured by or based upon the amount of premium we receive. This charge is made up of two parts, which currently equal a total of 3.75% of the premiums received.
The first part is a charge for state and local premium taxes. The current amount for this first part is 2.5% of the premium and is our estimate of the average burden of state taxes generally. The rate applies uniformly to all Contract Owners without regard to location of residence. Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5% (but may exceed 5% in some instances). We may collect more for this charge than we actually pay for state and local premium taxes.
The second part is a charge for federal taxes measured by premiums. The current amount for this second part is 1.25% of the premium. We believe that this charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 15 years. This charge is intended to recover this increased tax. See Company Taxes.
Surrender Charge
We assess a surrender charge if, during the first 10 Contract Years (or during the first 10 years of a Coverage Segment representing an increase in Basic Insurance Amount), the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change). These surrender charges compensate us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and the insured’s rating class, and establishing records. While the amount of the surrender charge decreases over time, it may be a substantial portion of, or even equal to, your Contract Fund. We do not deduct a surrender charge from the Death Benefit if the insured dies during this period.

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The surrender charge is a percentage of the first year’s Sales Load Target Premium, less premiums for riders, and is determined at the time the Contract is issued. A separate surrender charge is based on the first year’s Sales Load Target Premium for each new Coverage Segment and is determined at the time each new Coverage Segment is issued. The percentage and duration of a surrender charge vary by issue age. For all issue ages 0-45, the maximum first year percentage is 90% of the Sales Load Target Premium, less premiums for riders, and is reduced annually at a constant rate to zero by the end of the 10th Contract Year .
The chart below shows maximum percentages for all ages at the beginning of the first Contract Year and the end of the last Contract Year that a surrender charge may be payable . A schedule showing maximum surrender charges for a full surrender occurring each year that a surrender charge may be payable is found in the Contract Data pages of your Contract.

Percentages for Determining Surrender Charges
Issue Age	Percentage of Sales Load Target Premium at start of year 1	Reducing annually to the end of year	Issue Age	Percentage of Sales Load Target Premium at start of year 1	Reducing annually to the end of year
0-45	90.0%	10	60	47.5%	7
46	87.0%	10	61	45.0%	6
47	84.0%	10	62	42.5%	6
48	81.0%	10	63	40.0%	5
49	78.0%	10	64	37.5%	4
50	75.0%	10	65	35.0%	4
51	72.0%	10	66	34.0%	4
52	69.0%	10	67	33.5%	4
53	66.0%	10	68	33.0%	4
54	63.0%	10	69	32.5%	3
55	60.0%	10	70	32.0%	3
56	57.5%	9	71	31.5%	3
57	55.0%	8	72	31.0%	3
58	52.5%	8	73	30.5%	3
59	50.0%	7	74 and above	30.0%	3
We will show a surrender charge threshold for each Coverage Segment in the Contract Data pages. This threshold amount is the segment’s lowest coverage amount since its effective date. If during the first 10 Contract Years (or during the first 10 years of a Coverage Segment representing an increase in Basic Insurance Amount), the Basic Insurance Amount is decreased (including as a result of a withdrawal or a change in type of Death Benefit), and the new Basic Insurance Amount for any Coverage Segment is below the threshold for that segment, we will deduct a percentage of the surrender charge for that segment. The percentage will be the amount by which the new Coverage Segment is less than the threshold, divided by the Basic Insurance Amount at issue. After this transaction, the threshold will be updated and a corresponding new surrender charge schedule will also be determined to reflect that portion of surrender charges deducted in the past.
Cost Of Insurance
We deduct a monthly cost of insurance ("COI") charge from the Contract Fund. The purpose of this charge is t o compensate us for the cost of providing insurance coverage. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract Debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract. The COI charges collected from all Contract Owners enables us to pay this larger Death Benefit.
The maximum COI charge is determined by multiplying the amount by which the Contract’s Death Benefit exceeds the Contract Fund ( “Net Amount At Risk”) divided by 1,000, and multiplying by maximum COI rates. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables and an insured’s current Attained Age, sex (except where unisex rates apply), Smoker/Non-Smoker status, and extra rating class, if any and Coverage Segment Amount.
At most ages, our current COI rates are lower than the maximum rates. Current COI charges range from $0.03 to $83.34 per $1,000 of Net Amount At Risk. For additional information regarding COI charges where there are two or more Coverage Segments in effect, see Increasing the Basic Insurance Amount. T he current rates generally increase over time but are never more than the maximum amount listed in the Contract's data pages.
The following table provides hypothetical examples of the Net Amount At Risk’s role in determining COI charges. The examples assume a $200,000 Basic Insurance Amount, the Death Benefit meets the definition of life insurance test, and a current monthly COI rate of $1.25 per $1,000 of Net Amount At Risk.

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Example Net Amount At Risk Scenarios
Death Benefit Type	Death Benefit amount	Contract Fund value	Net Amount At Risk	Month’s COI charge
Type A	$200,000	$25,000	$175,000	$218.75
Type A	$200,000	$75,000	$125,000	$156.25
Type B	$225,000	$25,000	$200,000	$250.00
Type B	$275,000	$75,000	$200,000	$250.00
Type C*	$225,000	$25,000	$200,000	$250.00
Type C**	$275,000	$75,000	$200,000	$250.00
*assumes $25,000 in total premiums paid less withdrawals. **assumes $75,000 in total premiums paid less withdrawals.
Because the Net Amount At Risk is based on your Death Benefit and your Contract Fund, it may be impacted by such factors as investment performance, charges, fees, and premium payments. Paying less premiums, paying premiums late, experiencing poor investment performance, and/or earning less interest may reduce Contract Fund value and increase the Net Amount At Risk, and may also cause the Contract to lapse earlier unless additional premiums are paid. Similarly, paying more premiums, paying premiums earlier, experiencing better market performance, and/or earning more interest may increase Contract Fund value and, in some cases, lower the Net Amount At Risk on which COI charges are based.
Administrative Charge For Basic Insurance Amount
In addition to the COI charge, each month we deduct from the Contract Fund an administrative charge for the Basic Insurance Amount. This charge is made up of two parts and is intended to compensate us for things like processing claims, keeping records, and communicating with Contract Owners.
(1) The first part of the charge is a flat monthly fee of $20 per month for the first two Contract Years and $8 per Contract per month thereafter. However, we may charge up to $20 per Contract per month for the first two Contract Years and $10 per Contract per month thereafter. If the Contract includes a Coverage Segment representing an increase in Basic Insurance Amount, we deduct $12 per segment representing an increase in Basic Insurance Amount for the first two years of each Coverage Segment and zero thereafter.
(2) The second part of the charge is an amount per $1,000 of the Basic Insurance Amount. Currently, the second part is an amount of up to $1.12 per $1,000 of the Basic Insurance Amount for the first five Contract Years and zero thereafter. If the Contract includes a Coverage Segment representing an increase in Basic Insurance Amount, we charge up to $1.12 per $1,000 of each Coverage Segment for an increase in Basic Insurance Amount for the first five years from the effective date of the increase and zero thereafter. The amount per $1,000 of Basic Insurance Amount varies by sex, issue age, Smoker/Non-Smoker status, and extra rating class, if any.
The following table provides sample per thousand charges:

Sample Administrative Charges:
Issue Age	Male Non-Smoker	Male Smoker	Female Non-Smoker	Female Smoker
35	$0.14	$0.23	$0.12	$0.16
45	$0.24	$0.34	$0.19	$0.28
55	$0.40	$0.45	$0.31	$0.42
65	$0.67	$0.76	$0.53	$0.70
In either of the instances described above, the highest charge per thousand is $1.12 and applies to male and female Smoker and Non-Smoker above age 74 at certain rating classes. The lowest charge per thousand is $0.03 and applies to female age 0-14, Non-Smoker at certain rating classes. The amount of the maximum charge that applies to a particular Contract is shown on the Contract Data pages under the heading “Adjustments to the Contract Fund.”
Mortality And Expense Risk Charge
Each day we deduct a charge from the assets of the Variable Investment Options in an amount equivalent to an effective annual rate of up to 0.45%. Currently, we charge 0.25%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined. The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges. This charge is not assessed against amounts allocated to the Fixed Rate Option.
Additional Mortality Charge For Certain Risks
We may assess an additional charge on a permanent or temporary basis for unique or specific mortality risks that exceed our standard underwriting guidelines. This additional monthly charge or "flat extra" is charged as a dollar amount per $1,000 of Basic Insurance Amount.
Generally, a permanent flat extra rating is assessed for non-medical risks such as aviation. A temporary flat extra charge is used in scenarios where mortality risk is higher in the earlier Contract Years and reduces in later years, such as may be the case for certain

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occupational and avocational risks and for some insureds with cancer histories. The actual dollar amounts are initially determined through the research completed for the activity or impairment during the underwriting process. The flat extra charge per $1,000 will vary based on individual circumstances of the insured, including issue age, type of risk, and the frequency of exposure to the risk.
Transaction Charges
(1)We may charge a transfer fee of up to $25 for each transfer exceeding 12 in any Contract Year. Currently, we do not charge a transaction fee for transfers. See Transfers And Restrictions On Transfers .
(2) We may charge a withdrawal fee of up to $25 in connection with each withdrawal. Currently, we do not charge a transaction fee for withdrawals. A surrender charge may apply. See Surrender Charge and Withdrawals .
(3)We may charge a transaction fee of up to $25 for any change in Basic Insurance Amount. Currently, we do not charge for a change in the Basic Insurance Amount. Surrender charge may apply for any decreases in Basic Insurance Amount. See Surrender Charge , Decreasing the Basic Insurance Amount and Increasing the Basic Insurance Amount .
Charges For Rider Coverage
You may add one or more riders to the Contract. The following riders are charged for separately. See RIDERS .
•Accidental Death Benefit Rider - We deduct a monthly charge for this rider, which provides an additional Death Benefit if the insured’s death is accidental. The current charge ranges from $0.05 to $0.28 per $1,000 of coverage based on issue age and sex of the insured, and is charged until the first Contract Anniversary on or after the insured’s 100th birthday.
•Children Level Term Rider - We deduct a monthly charge for this rider, which provides term life insurance on all dependent children that are covered under this rider. The current charge is $0.42 per $1,000 of coverage and is charged until the earliest of: the primary insured’s death, the first Contract Anniversary on or after the primary insured’s 75th birthday, or you notify us to discontinue the rider coverage. Rider charges may continue even after coverage on your last covered child has ended. If your children are no longer covered under the rider and you do not expect to have additional children who would be covered, consider discontinuing the rider.
•Enhanced Disability Benefit Rider - We deduct a monthly charge for this rider, which provides a monthly benefit amount to the Contract Fund while the insured is totally disabled. The current charge is based on issue age, sex, and underwriting class of the insured. The charge ranges from 5.56% to 10.44% of the monthly benefit amount and is charged until the first Contract Anniversary on or after the insured’s 60th birthday. The monthly benefit amount is the greater of: 9% of the Contract’s Target Premium (including premiums for riders and flat extras) or the total of all monthly deductions.
•Target Term Rider - We currently deduct a sales expense charge for the Target Term Rider. We may deduct a monthly charge for the administration of this rider, which provides a flexible term insurance benefit to Attained Age 100 on the life of the insured. We currently deduct a Cost of Insurance (“COI”) charge for this rider, which ranges from $0.01 to $83.34 per $1,000 of rider Death Benefit, which is generally lower than the COI charge per $1,000 deducted for the Basic Insurance Amount, and is based on rider coverage duration, issue age, sex, and underwriting class of the insured. We currently do not deduct the monthly charge for the administration of this rider.
•Living Needs Benefit Rider - We deduct a a fee of up to $150 if you exercise this rider, which allows you to receive an accelerated payment of the Death Benefit if the insured becomes terminally ill or is confined to a nursing home.
Net Interest On Loans
Interest charged on a loan accrues daily. We charge interest on the full loan amount, including all unpaid interest. Interest is due on the earlier of each Contract Anniversary or when the loan is paid back. The net interest on loans reflects the net difference between the interest rates charged and credited. A standard loan has an effective annual interest rate of 5%. A preferred loan has an effective annual interest rate of 4.10%. All loans have an effective annual interest credit equal to 4%. See Loans .
Fund Expenses
As described in each Fund's prospectus, fees are deducted from and expenses are paid out of the assets in the Fund. Fund prospectuses are available at www.prudential.com/eprospectus or by calling 800-944-8786.
Allocated Charges
You may select up to two Variable Investment Options from which we deduct your Contract’s monthly charges. Monthly charges include: (1) COI charges, (2) administrative charge for Basic Insurance Amount, (3) applicable rider charges, and (4) any additional mortality charge for extra risk classification. Allocations must be designated in whole percentages and total 100%. For example, 33% can be selected but 33⅓% cannot. The Fixed Rate Option is not available as one of your allocation options .
If there are insufficient funds in one or both of your selected Variable Investment Options to cover the monthly charges, the selected Variable Investment Option(s) will be reduced to zero. Any remaining charge will generally be deducted from your other Variable Investment Options and the Fixed Rate Option proportionately to the dollar amount in each .
Charges After Age 100
Beginning on the first Contract Anniversary on or after the insured’s 100th birthday, we will no longer accept premiums or deduct monthly charges from the Contract Fund. You may continue the Contract until the insured’s death, or until you surrender the Contract for its Cash Surrender Value. You may continue to make transfers, loans, loan repayments and withdrawals, subject to the limitations on these transactions described elsewhere in this prospectus. We will continue to make daily deductions for mortality

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and expense risk charges, and the Funds will continue to charge operating expenses if you have amounts in the Variable Investment Options. Any Contract loan will remain outstanding and continue to accrue interest until it is repaid. The Contract can only lapse if Contract Debt grows to be equal to or more than the cash value.
Commissions Paid To Broker-Dealers
The Contract is sold through broker-dealers authorized by Pruco Securities and applicable law to do so. Pruco Securities, an indirect wholly owned subsidiary of Prudential Financial, Inc., acts as the principal underwriter of the Contract. Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and/or entities that are exempt from such registration (“firms”) according to one or more schedules.
Compensation is based on a premium value referred to as the Commissionable Target Premium. The Commissionable Target Premium varies by issue age, sex, underwriting class and rating class of the insured, any extra risk charges, and additional riders selected by the Contract Owner, with the exception of the Target Term Rider.
Broker-dealers will receive compensation of up to 105% of premiums received in the first 24 months following the Contract Date on total premiums received since issue up to the Commissionable Target Premium, 9% on premiums received in year two in excess of the first year’s Commissionable Target Premium up to the second year’s Commissionable Target Premium, 9% on premiums received in years three and four, and 6% in years five through 10 up to the Commissionable Target Premium in each Contract Year. Moreover, broker-dealers will receive compensation of up to 4% on premiums received in year one, 9% on premiums received in years two through four, and 6% in years five through 10 to the extent that premiums in any year exceeded the Commissionable Target Premium. Broker-dealers will also receive compensation in years two and beyond of up to 0.25% of the Contract Fund, net of Contract Debt.
If the Basic Insurance Amount is increased, broker-dealers will receive compensation of up to 105% on premiums received up to the Commissionable Target Premium for the increase received in the first 12 months following the effective date of the increase, 9% of premiums received in years two through four, and 6% in years five through 10 up to the Commissionable Target Premium for the increase. Moreover, broker-dealers will receive compensation of up to 4% on premiums received in year one, 9% on premiums received in years two through four, and 6% in years five through 10 following the effective date of the increase to the extent that premiums in any year exceed the Commissionable Target Premium.
More information on commissions and other compensation paid for distribution of the Contract is provided under Distribution and Compensation .
PERSONS HAVING RIGHTS UNDER THE CONTRACT
Contract Owner
Generally, the Contract Owner is the insured. There are circumstances when the Contract Owner is not the insured. There may also be more than one Contract Owner. If the Contract Owner is not the insured or there is more than one Contract Owner, they will be named in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.
While the insured is living, the Contract Owner is entitled to any Contract benefit and value. Only the Contract Owner is entitled to exercise any right and privilege granted by the Contract or granted by us. For example, the Contract Owner is generally entitled to access Contract values through loans or withdrawals, assign the Contract, surrender the Contract, and to name or change the beneficiary. If the Contract is jointly owned, the exercise of any right or privilege under this Contract must be made by all Contract Owners.
You may change the ownership of the Contract by sending us a request. We may ask you to send us the Contract to be endorsed. Once we receive your request in Good Order at our Service Office, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request, unless a future effective date is specified by you. Any rights created by your request will not apply to any payments we have made or actions we have taken before the request was received in Good Order at our Service Office or the chosen effective date of the request.
Beneficiary
The beneficiary is entitled to receive any benefit payable on the death of the insured. You designate and name your beneficiary in the application. You may change a beneficiary by sending us a request . We may ask you to send us the Contract to be endorsed. Once we receive your request in Good Order at our Service Office , and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request, unless a future effective date is specified by you. If we make any payment(s) before we receive the request in Good Order at our Service Office, or the chosen effective date of the request, we will not have to make the payment(s) again. When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.
OTHER GENERAL CONTRACT PROVISIONS
Assignment
You may request an assignment of the Contract by sending us a request. We may ask you to send us the Contract to be endorsed. Once we receive your request in Good Order at our Service Office, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request, unless a future effective date is specified by you.

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This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without our consent. We assume no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at our Service Office. Any rights created by your request will not apply to any payments we have made or actions we have taken before the assignment was received in Good Order and recorded at our Service Office or the chosen effective date of your request.
Incontestability
We will not contest the Contract after it has been in force during the insured’s lifetime for two years from the Contract Date , the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.
Misstatement Of Age Or Sex
If the insured’s stated age or sex or both are incorrect in the Contract, we will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured’s correct age and sex. Adjustments to the Death Benefit for misstatements of age or sex are not restricted to the incontestability provision described above.
Suicide Exclusion
Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals. Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the Basic Insurance Amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.
DEATH BENEFITS
Types Of Death Benefit
You must select from three types of Death Benefit at issue. A Contract with a Type A (fixed) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount. Favorable investment results and additional premium payments will generally increase the Cash Surrender Value and decrease the Net Amount At Risk and result in lower charges. This type of Death Benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See Cost Of Insurance , PREMIUMS , and How a Contract's Cash Surrender Value Will Vary.
A Contract with a Type B (variable) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount plus the Contract Fund. Favorable investment performance and additional premium payments will generally increase your Contract’s Death Benefit and Cash Surrender Value. However, the increase in the Cash Surrender Value for a Contract with a Type B Death Benefit may be less than the increase in Cash Surrender Value for a Contract with a Type A Death Benefit because a Type B Death Benefit Contract has a greater cost of insurance charge due to a greater Net Amount At Risk. Because your Contract’s Death Benefit is based in part on the value of your Contract Fund, expenses, the deduction of Contract charges, and unfavorable investment performance will decrease your Death Benefit and Cash Surrender Value. As long as the Contract is not in default and there is no Contract Debt, the Death Benefit may not fall below the Basic Insurance Amount stated in the Contract. We may increase the Death Benefit to ensure that the Contract will satisfy the IRS definition of life insurance. See Cost Of Insurance , PREMIUMS , and How a Contract's Cash Surrender Value Will Vary.
A Contract with a Type C (return of premium) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount plus the total premiums paid into the Contract. This Death Benefit type allows the beneficiary, in effect, to recover the cost of the Contract, upon the death of the insured. Favorable investment performance and payment of additional premiums will generally increase the Contract’s Cash Surrender Value. However, the increase in the Cash Surrender Value for a Contract with a Type C Death Benefit may be less than the increase in Cash Surrender Value for a Contract with a Type A Death Benefit because a Type C Death Benefit Contract has a greater cost of insurance charge due to a greater Net Amount At Risk. The increase in Cash Surrender Value for a Contract with a Type C Death Benefit may be more or less than the increase in Cash Surrender Value for a Contract with a Type B Death Benefit depending on earnings and the amount of any withdrawals. If you take a withdrawal, it is possible for a Contract with a Type C Death Benefit to fall below the Basic Insurance Amount. We may increase the Death Benefit to ensure that the Contract will satisfy the IRS definition of life insurance. See Cost Of Insurance , PREMIUMS , and How a Contract's Cash Surrender Value Will Vary.
The way in which the Cash Surrender Value and Death Benefit will change depends significantly upon the investment results that are actually achieved.
Contract Owners of a Contract with a Type A Death Benefit should note that any withdrawal will generally result in a reduction of the Basic Insurance Amount by the amount of the withdrawal and will result in the deduction of any applicable surrender charge. See Withdrawals .

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Changing the Type Of Death Benefit
You may change the type of Death Benefit any time after issue and subject to our approval. We will increase or decrease the Basic Insurance Amount so that the Death Benefit immediately after the change matches the Death Benefit immediately before the change. The Basic Insurance Amount after a change may not be lower than the minimum Basic Insurance Amount applicable to the Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT. We may deduct a transaction charge of up to $25 for any change in the Basic Insurance Amount, although we do not currently do so. A Death Benefit type change that decreases the Basic Insurance Amount may result in the assessment of a surrender charge . See Surrender Charge .
If you are changing your Contract’s type of Death Benefit from a Contract with a Type A Death Benefit to a Contract with a Type B Death Benefit, we will reduce the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place.
If you are changing from a Contract with a Type A Death Benefit to a Contract with a Type C Death Benefit, we will change the Basic Insurance Amount by subtracting the total premiums paid on your Contract minus total withdrawals on the date the change takes effect. This change is only available to Contracts that were issued with a Type C Death Benefit and subsequently changed to a Contract with a Type A Death Benefit.
If you are changing from a Contract with a Type B Death Benefit to a Contract with a Type A Death Benefit, we will increase the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place.
If you are changing from a Contract with a Type B Death Benefit to a Contract with a Type C Death Benefit, we first find the difference between: (1) the amount in your Contract Fund and (2) the total premiums paid on this Contract minus total withdrawals, determined on the date the change takes effect. If (1) is larger than (2), we will increase the Basic Insurance Amount by that difference. If (2) is larger than (1), we will reduce the Basic Insurance Amount by that difference. This change is only available to Contracts that were issued with a Type C Death Benefit and subsequently changed to a Contract with a Type B Death Benefit.
If you are changing from a Contract with a Type C Death Benefit to a Contract with a Type A Death Benefit, we will change the Basic Insurance Amount by adding the total premiums paid minus total withdrawals to this Contract on the date the change takes place.
If you are changing from a Contract with a Type C Death Benefit to a Contract with a Type B Death Benefit, we first find the difference between: (1) the amount in your Contract Fund and (2) the total premiums paid on this Contract minus total withdrawals, determined on the date the change takes effect. If (2) is larger than (1), we will increase the Basic Insurance Amount by that difference. If (1) is larger than (2), we will reduce the Basic Insurance Amount by that difference. We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule.
The following chart illustrates the changes in Basic Insurance Amount with each change of Death Benefit type described above. The chart assumes a $50,000 Contract Fund and a $300,000 Death Benefit, no applicable surrender charge, and no Contract Debt. For changes to and from a Contract with a Type C Death Benefit, the chart assumes $40,000 in total premiums minus total withdrawals.

Changing from	Basic Insurance Amount	Contract Fund	Death Benefit
Type A to Type B	$300,000 to $250,000	$50,000 to $50,000	$300,000 to $300,000
Type A to Type C	$300,000 to $260,000	$50,000 to $50,000	$300,000 to $300,000
Type B to Type A	$250,000 to $300,000	$50,000 to $50,000	$300,000 to $300,000
Type B to Type C	$250,000 to $260,000	$50,000 to $50,000	$300,000 to $300,000
Type C to Type A	$260,000 to $300,000	$50,000 to $50,000	$300,000 to $300,000
Type C to Type B	$260,000 to $250,000	$50,000 to $50,000	$300,000 to $300,000
You may request a change in the type of Death Benefit by sending us a request in Good Order to our Service Office. If the change is approved, we will re-calculate the Contract's charges and appropriate tables and send you new Contract data pages. We may require you to send us your Contract before making the change. There may be circumstances under which a change in the Death Benefit type may cause the Contract to be classified as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment Of Contract Benefits.
Increasing the Basic Insurance Amount
After your first Contract Anniversary, you may increase the amount of insurance by increasing the Basic Insurance Amount of the Contract, thus creating an additional Coverage Segment. The increase will be subject to the underwriting requirements we determine. See Underwriting Procedures .
The following conditions must be met:
(a) You must provide the request for the change to us in Good Order at a Service Office;
(b) The amount of the increase must be at least equal to the minimum increase in Basic Insurance Amount shown under Contract Limitations in your Contract Data pages;
(c) You must prove to us that the insured is insurable for any increase;
(d) The Contract must not be in default;
(e) We must not be paying premiums into the Contract as a result of the insured’s total disability; and
(f) If we ask you to do so, you must send us the Contract to be endorsed.

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If we approve the change, we will send you new Contract Data pages showing the amount and effective date of the change and the re-calculated charges, values and limitations. If the insured is not living on the effective date, the change will not take effect. We may charge a transaction fee of up to $25 for each increase in the Basic Insurance Amount. Currently , we do not charge a fee for an increase .
The Sales Load Target Premium is calculated separately for each Coverage Segment. When premiums are paid, each payment is allocated to each Coverage Segment based on the proportion of the Sales Load Target Premium in each segment to the total Sales Load Target Premiums of all segments. Currently, the sales charge for each segment is equal to 4% of the allocated premium paid in each Contract Year up to the Sales Load Target Premium and 2% of allocated premiums paid in excess of this amount for the first 10 Contract Years; 0% thereafter. See the definition of Contract Year for an increase in Basic Insurance Amount under GLOSSARY: Definitions Of Special Terms Used In This Prospectus.
Each Coverage Segment will have its own surrender charge period beginning on that segment’s effective date and its own surrender charge threshold. The surrender charge threshold is the segment’s lowest coverage amount since its effective date. See Decreasing in Basic Insurance Amount and Surrender Charge .
The maximum COI rates for a Coverage Segment representing an increase in Basic Insurance Amount are based upon 1980 CSO Mortality Tables, the age at the effective date of the increase and the number of years since then, sex (except where unisex rates apply), underwriting class, Smoker/ Non-Smoker status, and extra rating class, if any. The Net Amount At Risk for the whole Contract (the Death Benefit minus the Contract Fund) is allocated to each Coverage Segment based on the proportion of its Basic Insurance Amount to the total of all Coverage Segments. In addition, the Attained Age factor for a Contract with an increase in Basic Insurance Amount is based on the insured’s Attained Age for the initial Coverage Segment. Short-term premiums for increases to Contracts issued prior to May 1, 2002 will differ from increases to Contracts issued on or after May 1, 2002 due to COI rate changes.
If you elect to increase the Basic Insurance Amount of your Contract, you will receive a 10 day period following your receipt of the Contract with the increase to cancel the increase , not the entire Contract. This right is comparable to the right afforded to the purchaser of a new Contract, except that, any COI charge for the increase in the Basic Insurance Amount will be returned to the Contract Fund instead of a refund of premium.
Payment of a significant premium in conjunction with an increase in Basic Insurance Amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment Of Contract Benefits. Therefore, before increasing the Basic Insurance Amount, you should consult with your tax adviser and your Pruco Life representative.
Decreasing the Basic Insurance Amount
You have the option of decreasing the Basic Insurance Amount of your Contract without withdrawing any Cash Surrender Value. If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.
The following conditions must be met:
(a) The amount of the decrease must be at least equal to the minimum decrease in the Basic Insurance Amount shown under Contract Limitations in your Contract Data pages;
(b) The Basic Insurance Amount after the decrease must be at least equal to the minimum Basic Insurance Amount;
(c) The Contract must not be in default;
(d) The surrender charge on the decrease, if any, plus any transaction charge for the decrease may not exceed the Contract Fund; and
(e) If we ask you to do so, you must send us the Contract to be endorsed.
If we approve the decrease, we will send you new Contract Data pages showing the amount and effective date of the change and the re-calculated charges, values, and limitations. We may charge a transaction fee of up to $25 for each decrease in the Basic Insurance Amount. Currently, we do not charge a fee for a decrease.
For Contracts with more than one Coverage Segment, a decrease in Basic Insurance Amount will reduce each Coverage Segment based on the proportion of each Coverage Segment amount to the total of all Coverage Segment amounts before the decrease. Each Coverage Segment will have its own surrender charge threshold equal to the segment’s lowest coverage amount since its effective date. If the decrease in Basic Insurance Amount reduces a Coverage Segment to an amount less than its surrender charge threshold, we will deduct a surrender charge. See Surrender Charge .
We may decline a decrease in the Basic Insurance Amount if we determine it would cause the Contract to fail to qualify as life insurance for purposes of Section 7702 of the Internal Revenue Code. Also, it is important to note that if the Basic Insurance Amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment Of Contract Benefits. You should consult with your tax adviser and your Pruco Life representative before requesting any decrease in Basic Insurance Amount.
Death Claim Settlement Options
The beneficiary may choose to receive death claim proceeds by any of the settlement options available at the time the proceeds become payable or by payment of a lump sum check. In addition to the available settlement options, currently, in certain circumstances, the beneficiary may choose the payment of death claim proceeds by way of the Alliance Account settlement option (the “Alliance Account”). If the Alliance Account is selected, Prudential will provide a kit to the beneficiary, which includes: (1) an account confirmation describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; and (2) a guide that explains how the Alliance Account works. Amounts in an Alliance Account earn interest at a rate set by Prudential. This

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rate is not guaranteed and can change. The beneficiary may withdraw amounts in an Alliance Account at any time. Alliance Account balances are not insured by the FDIC. Any Pruco Life representative authorized to sell this Contract can explain all the settlement options upon request.
When Death Benefit Proceeds Are Paid
Generally, we will pay any Death Benefit within seven days after all the documents required for such a payment are received in Good Order at a Service Office. The Death Benefit is determined as of the date of death.
We may delay payment of proceeds from the Variable Investment Options and the variable portion of the Death Benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the NYSE is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.
We have the right to delay payment of the Death Benefit attributable to the Fixed Rate Option for up to six months (or a shorter period if required by applicable law). Where required by law, we will pay interest if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).
OTHER BENEFITS AVAILABLE UNDER THE CONTRACT
In addition to the standard Death Benefit(s) associated with your Contract, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about applicable fees associated with each benefit included in this table may be found in the FEE TABLE .

Name Of Benefit	Purpose	Is Benefit Standard Or Optional	Brief Description Of Restrictions/Limitations
Death Benefit Guarantee	Keeps Contract in force for a specified period, and guarantees that Contract will not lapse as a result of unfavorable investment performance.	Standard
There are three Death Benefit Guarantee periods available, each with a corresponding premium that if paid, will keep your Contract in force for that period of time. Not all Contracts will have the Death Benefit Guarantee available in all years.
•Contracts with a Target Term Rider and/or with a Type C Death Benefit will only have a Short Term Death Benefit Guarantee available.
•All other Contracts have a second, longer Death Benefit Guarantee until the insured’s age 65 or for 10 years after issue.
•A Lifetime Death Benefit Guarantee period is only available for Contracts with either a Type A Death Benefit or a Type B Death Benefit, that have elected the Cash Value Accumulation Test(2) for definition of life insurance.
•Death Benefit Guarantee will not keep the Contract in force if you have an outstanding loan.

Target Term Rider(1)	Provides for a flexible term insurance benefit to Attained Age 100 on the life of the insured.	Optional
•Rider coverage amount terminates at the insured’s age 100.
•The minimum Target Term Rider coverage amount is $5,000 and requires a minimum Basic Insurance Amount of $100,000 for the base Contract. However, the Basic Insurance Amount and the Target Term Rider coverage amount, combined, must be equal to a minimum total insurance amount of $250,000.

Children Level Term Rider(1)	Provides term life insurance coverage on the life of the insured’s covered children.	Optional
Coverage on each dependent insured will end on the earliest of:
•The end of the day before the first Contract Anniversary on or after the primary insured’s 75th birthday;
•The end of the day before the first Contract Anniversary on or after the child’s 25th birthday;
•The end of the day before the date a rider is converted to a new Contract; or
•The first Monthly date on or after the date a request to discontinue the rider is received in Good Order at a Service Office.

Accidental Death Benefit Rider(1)	Provides an additional Death Benefit that is payable if the insured’s death is accidental.	Optional
•Does not apply to any portion of the Death Benefit that is attributable to a Target Term Rider.
•Benefit will end on the earliest of: the end of the day before the first Contract Anniversary on or after the insured’s 100th birthday and the first Monthly date on or after the date a request to discontinue the rider is received in Good Order at a Service Office.
•Benefit will not be paid for any death caused or contributed to by war or act of war.

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Enhanced Disability Benefit Rider(1)	Pays a monthly benefit amount into the Contract if the insured is totally disabled.	Optional
•Coverage will end as of the first Contract Anniversary on or after the insured’s 60th birthday.
•Benefit will not be paid for any death or injury that is caused or contributed to by war or act of war.
•Not available with Contracts with a Type C Death Benefit or Contracts with the Target Term Rider benefit.

Living Needs BenefitSM Rider(1)	Allows you to elect to receive an accelerated payment of all or part of the Death Benefit, adjusted to reflect current value, if the insured becomes terminally ill or is confined to a nursing home.	Optional
•Requires certification of a physician
•No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.
•With the exception of certain business-related Contracts, this benefit is excluded from income if the insured is terminally ill or chronically ill.
•Benefit does not apply to the portion of the Death Benefit that is attributable to a Target Term Rider.

(1) Rider benefits will no longer be available if the Contract lapses or is surrendered.
(2) Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of Death Benefit to cash value.
DEATH BENEFIT GUARANTEE
If you pay a sufficient amount of premium on an accumulated basis, we will guarantee that your Contract will not lapse as a result of unfavorable investment performance, and a Death Benefit will be paid upon the death of the insured, even if your Contract Fund value drops to zero. Withdrawals and outstanding Contract loans may adversely affect the status of the Death Benefit Guarantee. See Withdrawals and Loans. In Maryland, this guarantee is titled “Death Benefit Guarantee To Prevent Lapse”.
The Contract will remain in force if: (1) the Contract Fund, less any applicable surrender charges, is greater than zero and more than any Contract Debt or (2) you have paid sufficient premiums, on an accumulated basis, to meet the Death Benefit Guarantee conditions and Contract Debt is not equal to or greater than the Contract Fund, less any applicable surrender charges.
At the Contract Date and on each Monthly date, during the Death Benefit Guarantee period shown on your Contract Data pages, we calculate your Contract’s “Accumulated Net Payments” as of that date. Accumulated Net Payments equal the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals accumulated at 4%, (and for Contracts that had previously lapsed because of excess Contract Debt, less the Contract Debt in effect at the time of lapse, also accumulated at 4% starting at the date of default).
We also calculate Death Benefit Guarantee Values. These are values used solely to determine if a Death Benefit Guarantee is in effect. These are not cash values that you can realize by surrendering the Contract, nor are they payable Death Benefits. The Contract Data pages in your Contract contain a table of Death Benefit Guarantee Values, calculated as of Contract Anniversaries. Values for non-anniversary Monthly dates will reflect the number of months elapsed between Contract Anniversaries.
On each Monthly date, we will compare your Accumulated Net Payments to the Death Benefit Guarantee Value during the Death Benefit Guarantee period shown on your Contract Data pages. If your Accumulated Net Payments equal or exceed the Death Benefit Guarantee Value, and the Contract Debt does not equal or exceed the Contract Fund less any applicable surrender charges, then the Contract is kept in force, regardless of the amount in the Contract Fund.
The Short-Term Premiums, Target Premiums, and Lifetime Premiums are payments that correspond to the Death Benefit Guarantee Values shown on your Contract Data pages. For example, payment of the Short-Term Premium at the beginning of each Contract Year guarantees that your Contract will not lapse during the first five Contract Years, assuming no loans or withdrawals. However, continued payment of the Short-Term Premium after this period will not assure that your Contract’s Accumulated Net Payments will continue to meet the Death Benefit Guarantee Values and prevent the Contract from lapsing. See PREMIUMS.
If you want a Death Benefit Guarantee to last longer than five years, you should expect to pay at least the Target Premium at the start of each Contract Year. Paying the Target Premium at the beginning of each Contract Year guarantees your Contract against lapse until the insured’s age 65 or for 10 years after issue, whichever comes later, assuming no loans or withdrawals. However, payment of the Target Premium after this Death Benefit Guarantee period, will not assure that your Contract’s Accumulated Net Payments will continue to meet the Death Benefit Guarantee Values and prevent the Contract from lapsing.
If you want a Death Benefit Guarantee to last the lifetime of the insured, then you should expect to pay at least the Lifetime Premium at the start of each Contract Year. Paying the Lifetime Premium at the beginning of each Contract Year guarantees your Contract against lapse for the insured’s lifetime, assuming no loans or withdrawals.
The following table provides sample Short-Term, Target, and Lifetime Premiums (to the nearest dollar) for Basic Insurance Amounts dated on or after May 1, 2002. The examples assume: (1) the insured is a male, Preferred Best, with no extra risk or substandard ratings; (2) a $250,000 Basic Insurance Amount; (3) no extra benefit riders have been added to the Contract; and (4) the Cash Value Accumulation Test has been elected for definition of life insurance testing.

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Illustrative Annual Premiums
Age of insured at issue	Type of Death Benefit Chosen	Short-Term Premium	Target Premium	Lifetime Premium
40	Type A	$1,125	$2,138	$4,765
40	Type B	$1,210	$2,220	$14,185
40	Type C	$1,130	N/A	N/A
60	Type A	$3,363	$7,158	$12,963
60	Type B	$4,415	$7,218	$33,195
60	Type C	$4,163	N/A	N/A
80	Type A	$16,203	$39,345	$47,235
80	Type B	$22,353	$43,980	$83,015
80	Type C	N/A	N/A	N/A
Paying the Short-Term, Target, or Lifetime Premiums at the start of each Contract Year is one way of reaching the Death Benefit Guarantee Values; it is certainly not the only way. The Death Benefit Guarantee allows considerable flexibility as to the timing of premium payments. Your Pruco Life representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the Death Benefit Guarantee Values.
When determining what premium amounts to pay and the frequency of your payments, you should consider carefully the value of maintaining the Death Benefit Guarantee. If you desire the Death Benefit Guarantee until the later to occur of the insured’s age 65 or 10 years after issue, you may prefer to pay at least the Target Premium in all years, rather than paying the lower Short-Term Premium in the first five years. If you pay only enough premium to meet the Death Benefit Guarantee Values in the first five years, you will need to pay more than the Target Premium at the beginning of the 6th year in order to continue the Death Benefit Guarantee.
Similarly, if you desire the Death Benefit Guarantee for lifetime protection, you may prefer to pay generally higher premiums in all years, rather than trying to make such payments on an as needed basis. For example, if you pay only enough premium to meet the Death Benefit Guarantee Values until the later of the insured’s age 65 or 10 years after issue, a substantial amount may be required to meet the subsequent Death Benefit Guarantee Values and continue the guarantee. In addition, it is possible that the payment required to continue the guarantee beyond this period could exceed the premium payments allowed to be paid without causing the Contract to become a Modified Endowment Contract. See Tax Treatment Of Contract Benefits .
Not all Contracts will have the Death Benefit Guarantee available in all years. All Contracts have a Short Term Death Benefit Guarantee period for the first five Contract Years. A Contract with a Target Term Rider and/or a Contract with Type C Death Benefit will only have a Short Term Death Benefit Guarantee available . All other Contracts have a second, longer Death Benefit Guarantee available until the insured’s age 65 or for 10 years after issue. Additionally, a Lifetime Death Benefit Guarantee period is available only with Contracts with Type A or Type B Death Benefits, that have elected the Cash Value Accumulation Test for definition of life insurance. Your Contract Data pages will show Death Benefit Guarantee Values for the duration available with your Contract. See Types Of Death Benefit and Tax Treatment Of Contract Benefits.
RIDERS
Contract Owners may be able to obtain extra fixed benefits, which may require additional charges. These optional insurance benefits will be described in what is known as a "rider" to the Contract. All riders are only available at Contract issuance, except as noted. The available riders include the following (as described more fully below):
• Target Term Rider, which provides provides for a flexible term insurance benefit to Attained Age 100 on the life of the insured.
• Children Level Term Rider, which provides term life insurance coverage on the life of the insured's covered children.
• Accidental Death Benefit Rider, which provides an additional Death Benefit that is payable if the insured's death is accidental.
• Enhanced Disability Benefit Rider, which pays a monthly benefit amount into the Contract if the insured is totally disabled.
• Living Needs Benefit SM Rider, which allows you to elect to receive an accelerated payment of all or part of the Death Benefit, adjusted to reflect current value, if the insured becomes terminally ill or is confined to a nursing home. This rider may be added after Contract issuance, subject to our underwriting requirements.
The amounts of these benefits do not depend on the performance of the Account, although they will no longer be available if the Contract lapses. Some riders are not available in conjunction with other riders and certain restrictions may apply as set forth below. Some riders or features described in this prospectus may be subject to state variations or may not be available in all states. See APPENDIX A for state availability and a description of all material variations to riders and features that differ from the description contained in the prospectus. A Pruco Life representative can explain all of these extra benefits further. We will provide samples of the provisions upon receiving a written request.
Target Term Rider
The Target Term Rider provides a flexible term insurance benefit to Attained Age 100 on the life of the insured. If you elected to have the Target Term Rider, you specified the amount of Target Term Rider coverage you desired, from $5,000 up to four times the Contract’s Basic Insurance Amount. This amount is called the rider coverage amount and is the maximum Death Benefit payable under the rider. The minimum Target Term Rider coverage amount is $5,000 and requires a minimum Basic Insurance Amount of

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$100,000 for the base Contract. However, the Basic Insurance Amount and the Target Term Rider coverage amount, combined, must be equal to a minimum total insurance amount of $250,000. After issue, while the rider is in force, you may increase the rider coverage amount, subject to a minimum increase amount of $25,000 and underwriting requirements we determine. The rider coverage amount after the increase cannot exceed four times the Contract’s Basic Insurance Amount. You may also decrease your rider coverage amount after issue, subject to a minimum amount of $10,000 per decrease. However, we will not reduce the Target Term Rider coverage amount below $5,000, unless you request to discontinue your Target Term Rider coverage.
The Target Term Rider Death Benefit fluctuates as the base Contract’s Death Benefit changes under certain circumstances described below. When the Contract Fund has not grown to the point where the base Contract’s Death Benefit is increased to satisfy the IRS definition of life insurance, the rider Death Benefit equals the rider coverage amount. However, if the Contract Fund has grown to the point where the base Contract’s Death Benefit begins to vary as required by the IRS definition of life insurance, the rider’s Death Benefit will decrease (or increase) dollar for dollar as the base Contract’s Death Benefit increases (or decreases). The rider Death Benefit will never increase beyond the rider coverage amount. It is possible, however, for the Contract Fund and, consequently, the base Contract’s Death Benefit to grow to the point where the rider Death Benefit is reduced to zero. If you have a Contract with a Type A Death Benefit and you take a withdrawal, the Target Term Rider coverage amount may require a reduction, if the Death Benefit was increased to meet the definition of life insurance.
You should consider the following factors when purchasing a Contract with a Target Term Rider:
A Contract with a Target Term Rider will offer a higher cash value than an all base Contract with the same initial Death Benefit and premium payments if we continue to deduct current charges. The cash values are higher because: (1) the Sales Load Target Premium is lower for a Contract with a Target Term Rider than for an all base Contract with the same Death Benefit and this results in lower current sales expense charges, (2) the monthly administrative charge is also lower for a Contract with a Target Term Rider than for an all base Contract with the same Death Benefit because we currently do not deduct the monthly administrative charge for the Target Term Rider, and (3) the current Cost of Insurance charge per $1,000 for the Target Term Rider is generally lower than the Cost of Insurance charge per $1,000 for the Basic Insurance Amount. Additionally, we do not apply a surrender charge to the Target Term Rider.
However, a Contract with a Target Term Rider offers the potential for lower cash values and Death Benefits than an all base Contract with the same Death Benefit if we raise our current charges to the maximum Contractual level. For example, maximum charges under the Contract and Target Term Rider are the same, except for the monthly administrative charge, which extends for 10 years on the rider and only five years on the base Contract.
Other factors to consider are:
•The Death Benefit Guarantee for Contracts issued with a Target Term Rider is limited to five years. If it is important to you to have a Death Benefit Guarantee period longer than five years, you may want to purchase a Contract without a Target Term Rider. See Death Benefit Guarantee .
•The rider coverage amount terminates at the insured’s age 100. If it is important that you maintain a desired level of coverage amount after the insured’s Attained Age 100, you may want to purchase a Contract without a Target Term Rider.
•The Accidental Death Benefit Rider, as described below, does not apply to any portion of the Death Benefit that is attributable to a Target Term Rider. If it is important to you to have the maximum amount of Accidental Death Benefit allowed under your Contract, you may want to purchase a Contract without a Target Term Rider. See Accidental Death Benefit Rider .
•The Enhanced Disability Benefit Rider, as described below, is unavailable on Contracts with a Target Term Rider. If it is important to you to have the Enhanced Disability Benefit, you may want to purchase a Contract without a Target Term Rider. See Enhanced Disability Benefit Rider .

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•The Living Needs BenefitSM Rider, as described below, does not apply to the portion of the Death Benefit that is attributable to a Target Term Rider. If it is important to you that the Living Needs Benefit applies to the entire Death Benefit, you may want to purchase a Contract without a Target Term Rider. See Living Needs Benefit SM Rider .
Some of the factors outlined above can have effects on the financial performance of a Contract, including the amount of the Contract’s cash value and Death Benefit. It is important that you ask your Pruco Life representative to provide illustrations based on different combinations of Basic Insurance Amount and rider coverage amount. You and your Pruco Life representative can then discuss how these combinations may address your objectives.
Children Level Term Rider
The Children Level Term Rider provides term life insurance coverage on the life of the insured’s children. The rider provides a fixed dollar benefit in an amount set forth in your Contract’s data pages. The rider coverage will end on the earliest of: (1) the end of the day before the first Contract Anniversary on or after the primary insured’s 75th birthday, (2) the end of the day before the first Contract Anniversary on or after the child’s 25th birthday, (3) the end of the day before the date a rider is converted to a new Contract, or (4) the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.
Accidental Death Benefit Rider
The Accidental Death Benefit Rider provides an additional Death Benefit that is payable if the insured’s death is accidental, as defined in the benefit provision. The rider provides a fixed dollar benefit in an amount set forth in your Contract’s data pages. A death resulting from injury must occur no more than 90 days after the injury. This benefit will end on the earliest of: the end of the day before the first Contract Anniversary on or after the insured’s 100th birthday and the first Monthly date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.
We will not pay a benefit under the Accidental Death Benefit rider for any death or injury that is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.
Enhanced Disability Benefit Rider
The Enhanced Disability Benefit Rider pays a monthly benefit amount into the Contract if the insured is totally disabled, as defined in the benefit provision. The monthly benefit amount is the greater of: 9% of the Contract’s Target Premium (including premiums for riders and flat extras) or the total of all monthly deductions.
The rider coverage will end as of the first Contract Anniversary on or after the insured’s 60th birthday. The monthly charge for this rider will be waived following approval of the disability claim and for the duration the claim is approved. This rider is not available with a Contract with a Type C Death Benefit or Contracts with the Target Term Rider benefit.
We will not make payments under the Enhanced Disability Benefit Rider for any death or injury that is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.
For example, assume a Contract where:
(a) The insured is a male, age 49 at Contract issuance, Non-Smoker underwriting classification with no extras;
(b) A $250,000 Basic Insurance Amount and no other riders;
(c) The insured becomes disabled at age 55; and
(d) At the time of claim, the Contract’s Target Premium is $4,662.16 and the total of the monthly deductions (not including this rider) is $71 (these figures are illustrative and not guaranteed).
In this hypothetical scenario, since 9% of the Target Premium ($419.59) is greater than the total of the monthly deductions, upon approval of the disability claim, we will pay a monthly benefit amount of $419.59 into the Contract Fund. The monthly benefit amount will be recalculated on each Monthly Date for the duration of the claim.
Living Needs Benefit Rider
The Living Needs BenefitSM Rider may be available on your Contract in states where it is approved and the benefit may vary by state. There is no charge for adding the benefit to a Contract. However, when a claim is paid under this rider, a reduction for early payment is applied and a processing fee of up to $150 per Contract will be deducted. See APPENDIX A for State Availability and Variations.
The Living Needs Benefit SM Rider allows you to elect to receive an accelerated payment of all or part of the Contract’s Death Benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted Death Benefit will always be less than the Death Benefit, but will not be less than the Contract’s Cash Surrender Value. One or both of the following options may be available. You should consult with a Pruco Life representative about whether additional options may be available. The Living Needs Benefit SM does not apply to the portion of the Death Benefit that is attributable to a Target Term Rider.
The Terminal Illness Option is available on the Living Needs Benefit SM Rider when a licensed physician certifies the insured as terminally ill with a life expectancy of six months or less. When that evidence is provided and confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs Benefit SM . The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies

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before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit SM claim form.
The Nursing Home Option is available on the Living Needs Benefit SM Rider after the insured has been confined to an eligible nursing home for six months or more. When a licensed physician certifies that the insured is expected to remain in an eligible nursing home until death, and that is confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs BenefitSM. The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit SM claim form.
Subject to state approval, all or part of the Contract’s Death Benefit may be accelerated under the Living Needs Benefit SM . If the benefit is only partially accelerated, a Death Benefit of at least $25,000 must remain under the Contract. The minimum amount that may be accelerated for a Living Needs Benefit SM claim is $50,000. However, we currently have an administrative practice to allow a reduced minimum of $25,000. We reserve the right to discontinue this administrative practice in a non-discriminatory manner and we will notify you prior to discontinuing this practice.

Examples:
The examples below demonstrate benefits accelerated as a lump sum(1) under the Living Needs BenefitSM (LNB) Rider and how the accelerated benefit will impact the Contract. The figures used are for illustrative purposes only and are not guaranteed.

Sex and issue age: Male, 45 Contract Date: 12/20/2005 Basic Insurance Amount: $200,000			Underwriting Classification: Preferred Best Claim Date: 12/20/2015 Death Benefit Option: Type A (fixed)
These hypothetical examples assume a (1) Death Benefit of $200,000, (2) a reduction at an annual rate of 8% applied for early payment based on the applicable life expectancy, and (3) a processing fee of $150 has been deducted.
Example results (rounded to the nearest dollar):

% of Death Benefit accelerated: Accelerated Death Benefit payment:		LNB Terminal Illness Option(2)		LNB Nursing Home Option(3)
		100% $191,260	50% $95,555	100% $162.781	50% $81,315
	Contract values before acceleration:	Contract values after acceleration of Death Benefit:
Basic Insurance Amount:	$200,000	$0	$100,000	$0	$100,000
Contract Debt:	$1,040	$0	$520	$0	$520
Death Benefit:	$198,960	$0	$99,480	$0	$99,480
Contract Fund:	$12,200	$0	$6,100	$0	$6,100
Surrender charge:	$860	$0	$430	$0	$430
Cash value:	$11,340	$0	$5,670	$0	$5,670
Cash Surrender Value:	$10,300	$0	$5,150	$0	$5,150
Annual premium:	$1,588	$0	$857	$0	$857
(1) Receiving the accelerated Death Benefit via monthly payments may be an option available to you and we can provide more information upon request.
(2) An assumed six month life expectancy always applies.
(3) Assumes an average life expectancy for a male, age 55, confined to a nursing home.
No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of Living Needs Benefit SM that is available to an eligible Contract Owner, and the effect on the Contract if less than the entire Death Benefit is accelerated.
You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs Benefit SM to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related Contracts, the Living Needs Benefit SM is excluded from income if the insured is terminally ill or chronically ill as defined in any applicable tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before electing to receive this benefit. Receipt of a Living Needs Benefi t SM payment may also affect your eligibility for certain government benefits or entitlements.
REQUIREMENTS FOR ISSUANCE OF A CONTRACT
Generally, the Contract is issued on insureds through age 90 for Contracts with Type A and Type B Death Benefits, and through age 70 for Contracts with Type C Death Benefit. The minimum Basic Insurance Amount for Contracts without a Target Term Rider is $75,000 ($50,000 for insureds below the issue age of 18, $100,000 for insureds issue ages 76-80, and $200,000 for insureds issue ages 81 and above). The minimum Basic Insurance Amount for Contracts issued with Type C Death Benefit is $250,000. We reserved the right to change the minimum Basic Insurance Amounts of the Contracts we issued. See Types Of Death Benefit.

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For Contracts with a Target Term Rider, the minimum total Target Coverage Amount (Basic Insurance Amount plus any Target Term Rider coverage amount combined) is $250,000. Furthermore, if the Target Term Rider is added to the Contract, the minimum Basic Insurance Amount of the base Contract is $100,000, while the minimum Target Term Rider coverage amount is $5,000. See Target Term Rider .
We require evidence of insurability, which may include a medical examination, before issuing any Contract. Preferred Best nonsmokers are offered more favorable cost of insurance rates than smokers. We charge a higher cost of insurance rate and/or an extra amount if an additional mortality risk is involved. We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule. These are the current underwriting requirements. We reserve the right to change them on a non‑discriminatory basis.
Underwriting Procedures
When you express interest in obtaining a Contract from us, or when you elect to increase your Basic Insurance Amount, you may apply for coverage through either (1) a long form application or (2) our worksheet process. When using the long form application, a registered representative completes a full application and submits it to us to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, a broker-dealer affiliate of Prudential, or in some cases, a broker-dealer not directly affiliated with Prudential. When using the worksheet process, a registered representative typically collects enough information to start the underwriting process. The remaining information is obtained directly from the proposed insured.
Regardless of the underwriting process followed, once we receive the necessary information, which may include physicians' statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.
Some requests for coverage that registered representatives submit through the worksheet process may qualify for accelerated underwriting. We will use information you provide on your application, information from third party information providers and other information to determine if we will accept the risk without a medical exam, which would otherwise be required. Depending on your circumstances, accelerated underwriting could affect our willingness to accept the risk. Also, this may result in lower or higher Contract costs since the information we collect may be different than what we collect for applications that do not use accelerated underwriting. Accelerated underwriting may not be available with the registered representative you select while other registered representatives may use it exclusively for eligible applications.
Contract Date
There is no insurance under this Contract until the minimum initial premium is paid. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed. Under certain circumstances, we may allow the Contract to be backdated up to six months prior to the application date for the purpose of lowering the insured's issue age. This may be advantageous for some Contract Owners as a lower issue age may result in lower current charges.
PREMIUMS
The Contract offers flexibility in paying premiums. We reserve the right to refuse to accept any payment that would require us to increase the Death Benefit (under Section 7702 of the Internal Revenue Code) by more than the payment increases the Contract Fund. Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract under section 7702A of the Internal Revenue Code , which could be significantly disadvantageous. If you make a payment that would cause the Contract to be characterized as a Modified Endowment Contract, we will send you a letter to advise you of your options. Generally, you have 60 days from when we received your payment to remove the excess premiums and any accrued interest. If you choose not to remove the excess premium and accrued interest, your Contract will become permanently characterized as a Modified Endowment Contract. We will not accept a premium payment that exceeds the Guideline Premium limit if your Contract uses the Guideline Premium definition of life insurance. See Tax Treatment Of Contract Benefits.
Minimum Initial Premium
The minimum initial premium is due on or before the Contract Date. It is the premium needed to start the Contract. For Contracts with a Type A or a Type B Death Benefit and without the Target Term Rider, the minimum initial premium is equal to 9% of the Target Premium, including all extras and additional premiums for optional riders and benefits. For Contracts with a Type A or a Type B Death Benefit and with the Target Term Rider and all Contracts with a Type C Death Benefit, the minimum initial premium is equal to 9% of the Short-Term Premium. We may require an additional premium if deductions from the premium payments and any Contract Fund charges due on or before the payment date exceed the minimum initial premium. There is no insurance under the Contract until the minimum initial premium is paid. Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts.
Generally, the net amount of the minimum initial premium will be placed in the Contract Fund as of the Contract Date. If we do not receive your initial premium on or before the Contract Date, we apply the initial premium to your Contract as of the end of the Valuation Period in which it is received in Good Order at the Payment Office. In no case will the premium be applied with an effective date that precedes the date of this offering. See Allocation Of Premiums .

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Available Types Of Premium
After the minimum initial premium was paid, there were no other specific premiums required and you have a certain amount of flexibility with respect to the amount and timing for future premium payments. Three possible patterns of premiums are described below. Understanding them may help you understand how the Contract works.
•Short-Term Premiums are premiums that, if paid at the beginning of each Contract Year, will keep the Contract in force during the first five Contract Years, regardless of investment performance and assuming no loans, withdrawals or Contract change s. If you choose to continue the Death Benefit Guarantee beyond this period, you will have to begin paying premiums higher than the Short-Term Premium.
•Target Premiums are premiums that, if paid at the beginning of each Contract Year, will keep the Contract in force until the insured’s age 65, or if later, during the first 10 Contract Years, regardless of investment performance and assuming no loans or withdrawals. If you choose to continue the Death Benefit Guarantee beyond this period, you will have to begin paying premiums substantially higher than the Target Premium.
•Lifetime Premiums are premiums that, if paid at the beginning of each Contract Year, will keep the Contract in force during the lifetime of the insured, regardless of investment performance and assuming no loans or withdrawals (not applicable to all Contracts).
Not all Contracts offer the Death Benefit Guarantee in all years. The length of the Death Benefit Guarantee available depends on your Contract’s Death Benefit type, the definition of life insurance test selected at issue, and whether you choose to have the Target Term Rider benefit. Your Pruco Life representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the Death Benefit Guarantee Values. See Death Benefit Guarantee .
If the Contract enters default, we will tell you the amount you need to pay to keep the Contract in force, and when you will need to pay that amount. It’s important to know that these additional payment amounts could be substantial. See LAPSE AND REINSTATEMENT .
You should note that either one or all of the premiums defined above may not be payable as desired if you elect the Guideline Premium Test for the definition of life insurance test. In that case, you may not be able to pay enough premium to obtain a guarantee for the duration you desire, without violating the definition of life insurance. If a premium payment would otherwise cause the definition of life insurance test to be violated, we will return the portion of the premium in excess of the allowable amount. This will not occur if you choose the Cash Value Accumulation Test as the definition of life insurance. See Tax Treatment Of Contract Benefits .
We can bill you for the amount you select annually, semi-annually, or quarterly. Because the Contract is a flexible premium Contract, there are no scheduled premium due dates. When you receive a premium notice, you are not required to pay this amount, however, paying premiums in a different manner than described in a Contract illustration may shorten the duration of your Death Benefit Guarantee. When you do make a premium payment, the minimum amount that we will accept is $25.
You may also pay premiums automatically through pre-authorized monthly electronic fund transfers from a bank checking account. If you elect to use this feature, you choose the day of the month on which premiums will be paid and the premium amount. We will then draft the same amount from your account on the same date each month . You and your Pruco Life representative should discuss how frequently you would like to be billed (if at all) and for what amount.
Allocation Of Premiums
Before a Contract can be issued you are required to provide us with premium allocation instructions. On the later of the Contract Date and the end of the Valuation Period in which the initial premium is received, we deduct the sales charge and the premium-based administrative charge from the initial premium. During the 10-day period following your receipt of the Contract, the remainder of the initial premium and any other net premium will be allocated to the designated money market investment option available with your Contract as of the end of the Valuation Period in which it is received in Good Order at the Payment Office. The first monthly deductions are made after the remainder of the initial premium and any other net premium is allocated to the money market investment option . After the 10th day these funds, adjusted for any investment results, will be transferred out of the money market investment option and allocated according to your current premium allocation. The transfer from the money market investment option on the 10th day following receipt of the Contract will not be counted as one of your 12 free transfers per Contract Year or the 20 transfers per calendar year described under Transfers And Restrictions On Transfers . If the first premium is received before the Contract Date, there will be a period during which the Contract Owner's initial premium will not be invested.
The sales charge and the premium-based administrative charge will also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the applicable allocation instructions. With respect to any initial premium payment received before the Contract Date and any premium payment that is not in Good Order, we may temporarily hold the premium in a suspense account and we may earn interest on such amount. You will not be credited interest on those amounts during that period. The monies held in the suspense account may be subject to claims of our general creditors. The premium payment will not be reduced nor increased due to market fluctuations during that period.
Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by providing your request to us in Good Order at a Service Office. Allocation changes may generally be made by mail, phone, fax, or website. Contracts that are jointly owned or assigned generally cannot change premium allocations by phone, fax or website. See Assignment . There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33⅓% cannot. The total allocation to all selected investment options must equal 100%.

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Processing And Valuing Transactions
Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange ("NYSE") is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.
We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
• trading on the NYSE is restricted;
• an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or
• the SEC, by order, permits the suspension or postponement for the protection of security holders.
In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.
Transfers And Restrictions On Transfers
You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option. Additional transfers may be made only with our consent. Currently, we will allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by providing your request to us in Good Order at a Service Office. Transfers may generally be made by mail, phone, fax, or website. Contracts that are jointly owned or assigned generally cannot conduct transfers by phone, fax, or website. See Assignment .
After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are sent to us by U.S. regular mail, bear an original signature in ink, and are received in Good Order at a Service Office. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax, or website will be rejected, even in the event that it is inadvertently processed.
Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.
There is no transaction charge for the first 12 transfers per Contract Year among investment options. We may charge a transaction fee of up to $25 for each transfer made in excess of 12 in any Contract Year. Currently, we do not charge a fee for transfers.
Currently, certain transfers effected systematically under a dollar cost averaging or an automatic rebalancing program do not count towards the limit of 12 transfers per Contract Year or the limit of 20 transfers per calendar year. In the future, we may count such transfers towards the limit.
Transfers out of the money market investment option were not made until 10 days after you received the Contract . Such transfers and any transfers due to any fund closures or mergers will not be considered towards the 12 transfers per Contract Year or the 20 transfers per calendar year.
Transfers among Variable Investment Options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one Variable Investment Option to another, or may be in terms of a percentage reallocation among Variable Investment Options. In the latter case, as with premium reallocations, the percentages must be in whole numbers. Transfers conducted via the website must be in percentage terms.
We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.
Generally, only one transfer from the Fixed Rate Option will be permitted during each Contract Year. The maximum amount per Contract you may transfer out of the Fixed Rate Option each year is the greater of: (a) 25% of the amount in the Fixed Rate Option; or (b) $2,000.
The Contract was not designed for professional market timing organizations, or other organizations or individuals, using programmed, large, or frequent transfers. Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the Funds . Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Owners. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Funds , or we are informed by a Fund (e.g., by the Fund’s adviser/sub- advisers) that the purchase or redemption of shares in the Fund must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on the performance of the affected Fund , we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual

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acting under a power of attorney on behalf of more than one Contract Owner. We will immediately notify you at the time of a transfer request if we exercise this right.
Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one and will not be waived. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract Owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract Owners.
In addition, owners of variable life insurance or variable annuity contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract Owners who are subject to such limitations. Contract owners who are not subject to the same transfer restrictions may have the same Funds available to them, and unfavorable consequences associated with such frequent trading within the Funds (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract Owners.
The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund. In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.
The Funds may assess a short term trading fee in connection with a transfer out of any available Variable Investment Option if the transfer occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us. The fee will be deducted from your Contract value to the extent allowed by law. At present, no Fund has adopted a short-term trading fee.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
Dollar Cost Averaging
As an administrative practice, we are currently offering a feature called Dollar Cost Averaging (“DCA”). Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA money market investment option into other Variable Investment Options available under the Contract (excluding the Fixed Rate Option). If DCA allocates money to a Variable Investment Option at a time when the Fund no longer accepts additional investments, automatic transfers to that Variable Investment Option will be directed to the designated money market investment option available with your Contract. You may choose to have periodic transfers made monthly or quarterly. DCA transfers did not begin until the Monthly Date after 10 days following your receipt of the Contract.
Each automatic transfer will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate provided the NYSE is open on that date. If the NYSE is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period, which immediately follows that date. Automatic transfers will continue until: (1) $50 or less remains of the amount designated for DCA, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature. Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract Year. We reserve the right to change this practice, modify the requirements, or discontinue the feature in a n on-discriminatory manner. We will notify you prior to changing, modifying, or discontinuing this feature.
Auto-Rebalancing
As an administrative practice, we are currently offering a feature called Auto-Rebalancing. This feature allows you to automatically rebalance Variable Investment Option assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of Variable Investment Options X and Y is split 40% and 60%, respectively. Then, due to investment results, that split changes. You may instruct that those assets be rebalanced to your original or different allocatio n percentages. Auto-Rebalancing was not available until the Monthly Date after the 10 days following your receipt of the Contract.
Auto-Rebalancing can be performed on a quarterly, semi-annual, or annual basis. Each rebalance will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate, provided the NYSE is open on that date. If the NYSE is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period immediately following that date. The Fixed Rate Option cannot participate in this administrative procedure. If Auto-Rebalancing involves allocating to a Fund that became closed to additional investments, the Auto-Rebalancing feature will be turned off. Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract Year. We reserve the right to change this practice, modify the

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requirements, or discontinue the feature in a non-discriminatory manner. We will notify you prior to changing, modifying, or discontinuing this feature.
CONTRACT VALUES
The total amount invested in the Contract Fund at any time consists of:
(a) the Variable Investment Options,
(b) the Fixed Rate Option, and
(c) any Contract loan.
How a Contract’s Cash Surrender Value Will Vary
The Contract’s Cash Surrender Value on any date will be the Contract Fund less any applicable surrender charges and less any Contract Debt. The Contract Fund value changes daily, reflecting:
(1) increases or decreases in the value of the Fund [s];
(2) interest credited on any amounts allocated to the Fixed Rate Option;
(3) interest credited on any loan; and
(4) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.
The Contract Fund value also changes to reflect the receipt of net premium payments and the deduction of other charges described under CHARGES AND EXPENSES, and any withdrawals or accelerated benefits. See Withdrawals and RIDERS . Upon request, we will tell you the Cash Surrender Value of your Contract. It is possible for the Cash Surrender Value of a Contract to decline to zero because of unfavorable investment performance in the Contract Fund, outstanding Contract Debt and/or any applicable surrender charge.
Loans
You may borrow an amount up to the current Loan Value of your Contract less any existing Contract debt using the Contract as the only security for the loan. The Loan Value at any time is equal to the sum of (1) 90% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value, provided the Contract is not in default. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no Loan Value. There is no minimum loan am ount.
Interest charged on a loan accrues daily. We charge interest on the full loan amount, including all unpaid interest. Interest is due on each Contract Anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, we will increase the loan amount by any unpaid interest. We charge interest at an effective annual rate of 5% for standard loans.
On and after the 10th Contract Anniversary, all new and existing loans will be considered preferred loans . The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid, less total withdrawals, if any. If the total net premiums paid, less total withdrawals is less than zero, we will, for purposes of this calculation, consider it to be zero. On the tenth Contract Anniversary and each Contract Anniversary thereafter, if the insured is living and the Contract is not in default, any existing loan amount will automatically be converted to a preferred loan to the extent that there is a preferred loan amount available. Preferred loans are charged interest at an effective annual rate of 4.10%.
When a loan is made, an amount equal to the loan proceeds is transferred out of the Variable Investment Options and/or the Fixed Rate Option, as applicable. Unless you ask us to take the loan amount from specific Variable Investment Options and we agree, the reduction will be made in the same proportions as the value in each Variable Investment Option and the Fixed Rate Option bears to the total value of the Contract. While a loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund. It will be credited with interest at an effective annual rate of 4%. Generally, on each Monthly Date , we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly date. The net interest rate spread of a standard loan is 1% and the net interest rate spread of a preferred loan is 0.10%.
The Contract Debt is the amount of all outstanding loans plus any interest accrued but not yet due. If, on any Monthly Date, the Contract Debt equals or exceeds the Contract Fund less any applicable surrender charges, the Contract will go into default. The Death Benefit Guarantee will not prevent default under those circumstances. If the Contract goes into default due to excess Contract Debt, we will mail you a notice stating the amount needed to keep the Contract in force. That amount will equal a premium which we estimate will keep the Contract in force for three months from the date of default. We grant a 61-day grace period from the date we mail the notice to pay the amount. If you send us a payment during the grace period and we receive it after a Monthly Date has occurred, we will credit interest to the Contract Fund from the date your Contract went into default to the date we received your payment, and then return to crediting interest on subsequent Monthly Dates. If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the IRS . See LAPSE AND REINSTATEMENT and Tax Treatment Of Contract Benefits.
Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment Of Contract Benefits .
Any Contract Debt will directly reduce a Contract’s Cash Surrender Value and will be subtracted from the Death Benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future Death Benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment

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results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.
Loan repayments are applied to reduce the total outstanding Contract Debt, which is equal to the principal plus accrued interest. Interest accrues daily on the total outstanding Contract Debt, and making a loan repayment will reduce the amount of interest accruing.
Loan repayments will be applied towards the loan according to when they are received. Loan interest is due on your Contract Anniversary. If we receive your loan repayment within 21 days prior to your Contract Anniversary, we will apply the repayment towards interest due. Any loan repayment amount exceeding the interest due is applied towards the existing principal amo unt.
If we receive your loan repayment at any time outside of 21 days prior to your Contract Anniversary, we will apply the repayment towards the principal amount. For any repayment exceeding the principal amount, we will apply the remainder of the loan repayment towards the interest due.
When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay plus interest credits accrued on the repaid portion of t he loan since the last transaction date. We will apply the loan repayment to the investment allocation used for future premium payments as of the loan repayment date. If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options. We reserve the right to change the manner in which we allocate loan repayments.
Withdrawals
You may withdraw a portion of the Contract’s Cash Surrender Value without surrendering the Contract, subject to the following restrictions:
(1) We must receive a request for the withdrawal in Good Order at our Service Office.
(2)Your Contract’s Cash Surrender Value after the withdrawal may not be less than or equal to zero after deducting (a) any charges associated with the withdrawal and (b) an amount that we estimate will be sufficient to cover two months of Contract Fund deductions.
(3)The withdrawal amount must be at least $500.
(4) The Basic Insurance Amount after withdrawals must be at least equal to the minimum Basic Insurance Amount shown in the Contract.
We may charge a withdrawal fee of up to $25 in connection with each withdrawal. Currently, we do not charge a transaction fee for withdrawals . A withdrawal may not be repaid except as a premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawal of the Cash Surrender Value may have tax consequences. See Tax Treatment Of Contract Benefits.
Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal. The withdrawal may also decrease the Basic Insurance Amount, which may result in the deduction of a surrender charge . If a decrease in Basic Insurance Amount reduces a Coverage Segment below its surrender charge threshold, a surrender charge may be deducted. See Surrender Charge . Withdrawals from a Contract with a Type B Death Benefit and a Contract with a Type C Death Benefit, will not change the Basic Insurance Amount. However, under most circumstances, withdrawals from a Contract with a Type A Death Benefit require a reduction in the Basic Insurance Amount and Target Term Rider coverage amount. It is possible a withdrawal from a Contract with a Type A Death Benefit will not decrease the Basic Insurance Amount if the Contract Fund has grown to the point where the base Contract’s Death Benefit has been increased as required by the IRS definition of life insurance test. See Tax Treatment Of Contract Benefits .
The following table provides a hypothetical example of a withdrawal from a Contract with a Type A Death Benefit. The example assumes the withdrawal occurred in the 5th Contract Year, no Contract Debt, the Death Benefit was not increased to satisfy the definition of life insurance test, and no change to the Basic Insurance Amount has previously occurred.

Example of a Type A Death Benefit Withdrawal
Net amount of withdrawal:		$10,000
Withdrawal surrender charge (2% reduction):		$150
Gross amount of withdrawal:		$10,150
Contract values (current)	Before	After
Basic Insurance Amount:	$500,000	$490,000
Death Benefit amount:	$500,000	$490,000
Contract Fund value:	$100,000	$89,850
Contract surrender charge:	$7,500	$7,350
No withdrawal will be permitted under a Contract with a Type A Death Benefit if it would result in a Basic Insurance Amount of less than the minimum Basic Insurance Amount shown under Contract Limitations in your Contract Data pages. It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in Basic Insurance Amount, you should consult with your tax adviser and your Pruco Life representative. See Tax Treatment Of Contract Benefits.

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Currently, we will provide an authorization form if your withdrawal request causes a decrease in Basic Insurance Amount that results in your Contract being classified as a Modified Endowment Contract. The authorization form will confirm that you are aware of your Contract becoming a Modified Endowment Contract if the transaction is completed. We will complete the transaction and send a confirmation notice after we receive the completed authorization form in Good Order at a Service Office.
When a withdrawal is made, the Contract Fund is reduced by the withdrawal amount and any charges associated with the withdrawal. An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise. Withdrawal of any portion of the Cash Surrender Value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default. Withdrawals may also affect whether a Contract is kept in force under the Death Benefit Guarantee. See Death Benefit Guarantee.
Surrender Of a Contract
You may surrender your Contract at any time for its Cash Surrender Value (referred to as Net Cash Value in the Contract) while the insured is living. To surrender your Contract, we may require you to deliver or mail the following items in Good Order to a Service Office: (a) the Contract, (b) a signed request for surrender, (c) any tax withholding information required under federal or state law, and (d) the authorization of any assignee or irrevocable beneficiary. The Cash Surrender Value will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order at a Service Office. Surrender of a Contract may have tax consequences and a surrender charge may apply. See Tax Treatment Of Contract Benefits and Surrender Charge .
Additional requirements exist if you are exchanging your Contract for a new one at another insurance company. Specifically, we require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer. The new insurer should submit these documents directly to us by sending them in Good Order to our Service Office. Generally, we will pay your Contract’s Cash Surrender Value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Service Office.
When Proceeds Are Paid
Generally, we will pay any Cash Surrender Value, loan proceeds, or withdrawal within seven days after all the documents required for such a payment are received in Good Order at the office designated to receive that request. The amount will be determined as of the end of the Valuation Period in which the necessary documents are received in Good Order at the office designated to receive that request.
We may delay payment of proceeds from the Variable Investment Options if the disposal or valuation of the Account's assets is not reasonably practicable because the NYSE is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.
We have the right to delay payment of the Cash Surrender Value attributable to the Fixed Rate Option for up to six months (or a shorter period if required by applicable law). Where required by law, we will pay interest at the rate of 3% a year if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).
LAPSE AND REINSTATEMENT
We will determine the value of the Contract Fund on each Monthly Date . If the Contract Fund less any applicable surrender charge and less any Contract Debt is zero or less, the Contract is in default unless it remains in force under the Death Benefit Guarantee. See Death Benefit Guarantee . Should this happen, we will send you a notice of default setting forth the payment which we estimate will keep the Contract in force for three months from the date of default. Your payment must be received or postmarked within the 61-day grace period or the Contract will end and have no value. To prevent your Contract from lapsing, your payment must be in Good Order when received at the Payment Office. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment Of Contract Benefits.
A Contract that lapses may be reinstated within five years from the date of default, if the following conditions are met:
(1) We receive a written request for reinstatement in Good Order at our Service Office;
(2) Renewed evidence of insurability is provided on the insured;
(3) The Insured is living on the date the Contract is reinstated;
(4) Submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for three months; and
(5)any Contract Debt with interest to date is restored or paid back. If you would prefer to have any Contract Debt restored, you must request it. If the Contract Debt is restored and the debt with interest would exceed the Loan Value of the reinstated Contract, the excess must be paid to us before reinstatement.
The reinstatement date will be the date we approve your request. We will deduct all required charges from your payment and the balance will be placed into your Contract Fund. If we approve the reinstatement, we will credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement. We reserve the right to change the requirements to reinstate a lapsed Contract.

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TAXES
Tax Treatment Of Contract Benefits
This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income tax impac t will be in all circumstances. It is based on current tax law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.
Treatment as Life Insurance
The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract’s investments. For further information on the diversification requirements, see the Taxation section in the Statements of Additional Information for the Funds .
In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests: (1) the Cash Value Accumulation Test or (2) the Guideline Premium Test. At issue, the Contract Owner chooses which of these two tests will apply to their Contract. This choice cannot be changed thereafter.
Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract's Death Benefit may increase as the Contract Fund value increases. The Death Benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable Attained Age factor. Attained Age factors vary based on the Attained Age, sex and smoker classification of the insured (or the younger insured on a joint life). For example, the Attained Age factors for a male, age 49, with a Non-Smoker underwriting classification range from 2.67 in the first year to 1.00 at age 100.
Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Contract in relation to the Death Benefit. In addition, there is a minimum ratio of Death Benefit to cash value associated with this test. This ratio, however, is less than the required ratio under the Cash Value Accumulation Test. Therefore, the Death Benefit required under this test is generally lower than that of the Cash Value Accumulation Test. The Attained Age factors are based on the Attained Age of the insured (or the younger insured on a joint life). For example, the Attained Age factors for a male, age 49 range from 1.91 in the first year to 1.00 at age 100.
A listing of Attained Age factors for the insured can be found on your Contract’s data pages.
The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured’s age at issue (or the younger insured’s age on a joint life) , actual Contract earnings, and whether or not the Contract is classified as a Modified Endowment Contract.
Changes in your Contract may result in your Contract being considered newly issued and require “re-testing” of a Contract under either the Cash Value Accumulation Test or Guideline Premium Test using the mandatory Commissioner Standard Ordinary Mortality (CSO) Table and prescribed interest rates as of that date.
You should consult your own tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.
We believe we have taken adequate steps to ensure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:
•you will not be taxed on the growth of the Contract Fund unless you receive a distribution from the Contract or if the Contract lapses or is surrendered, and
•the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes.
Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written noti ce -- that we deem necessary to ensure that the Contract will qualify as life insurance or to comply with applicable federal tax law.
The Contract may not qualify as life insurance under federal tax law after the Insured has attained age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the Contract after the insured reaches age 100.
Pre-Death Distributions
The tax treatment of any distribution you receive before the insured’s death depends on whether or not the Contract is classified as a Modified Endowment Contract.
Contracts Not Classified as Modified Endowment Contracts
•If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Contract Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report

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to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.
•Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.
•Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.
•Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax unless the Contract is surrendered or lapsed.
Modified Endowment Contracts
•The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of Scheduled Premiums are paid or a decrease in the Basic Insurance Amount is made (or a rider removed). The addition of a rider or an increase in the Basic Insurance Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a change in the Basic Insurance Amount would cause the Contract to become a Modified Endowment Contract and advise you of your options. You should first consult a tax adviser and your Pruco Life representative if you are contemplating any of these steps.
•If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured’s death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.
•Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.
•All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.
• Changes in the Contract, including changes in death benefits, may require additional testing to determine whether the Contract should be classified as a Modified Endowment Contract.
Investor Control
The tax law limits the amount of control you may have over choosing investments for the Contract. If this “investor control” rule is violated the Contract assets will be considered owned directly by you and lose the favorable tax treatment generally afforded life insurance. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of us , to be considered the owner of the underlying assets. Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.
Income Tax Withholding
You must affirmatively elect that no income taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to income tax withholding. You are not permitted to elect out of income tax withholding if you do not provide a social security number or other taxpayer identification number, or payment is made outside the United States. You may be subject to penalties under the estimated tax payment rules if your income tax withholding and estimated tax payments are insufficient to cover the income tax due.
Other Tax Considerations
If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. In addition, if you transfer your Contract to a foreign person, we are required to provide an information return regarding the transfer to you and the Internal Revenue Service (“IRS”).
Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.
Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may not be permitted under the tax law.

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Business-Owned Life Insurance
If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract Owners generally cannot deduct premium payments. Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract Debt o n these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person.
For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis. Life insurance Death Benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Internal Revenue Code) at the time the policy was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable policyholder. Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.
Sales of issued life insurance policies to third parties. If you sell your Contract to a third party who the insured does not have a substantial family, financial or business relationship with (as defined in the Internal Revenue Code and accompanying Treasury Regulations), then the sale may be considered to be a reportable policy sale.
The purchaser of your Contract in a reportable policy sale is required to submit a Form 1099-LS to us, the IRS and the seller. Once received, we are required to report your cash surrender value and cost basis information with respect to the Contract as of the date of the sale to the IRS and the seller. In addition, if a sale is a reportable policy sale, then all or part of the death benefit will be subject to income tax and tax reported by us when paid to the beneficiary.
Tax‑Qualified Pension Plans
You may have acquired the Contract to fund a pension plan that qualifies for tax favored treatment under the Internal Revenue Code. We issued such Contracts with a minimum Basic Insurance Amount of $10,000, and with increases and decreases in the Basic Insurance Amount in minimum increments of $10,000. The monthly charge for anticipated mortality costs and the Scheduled Premiums is the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity Contracts sold to tax-qualified pension plans. We provided you with illustrations showing premiums and charges if you wished to fund a tax-qualified pension plan. Only certain riders are available for a Contract issued in connection with a tax-qualified pension plan. Variable reduced paid-up insurance and payment of the Cash Surrender Value are the only options on lapse available for Contracts issued in connection with a tax-qualified pension plan. See LAPSE AND REINSTATEMENT .
You should consult a qualified tax advisor before purchasing a Contract in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Contract for your particular plan.
Company Taxes
Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.
We will pay company income taxes on the taxable corporate earnings created by this Contract from investments in the Separate Account assets. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Separate Account or General Account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to Contract Owners with investments in Separate Account assets because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Contract.
DISTRIBUTION AND COMPENSATION
Pruco Securities, an indirect, wholly owned subsidiary of Prudential Financial, Inc., acts as the principal underwriter of the Contract. Pruco Securities , organized on September 22, 2003, under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). ( Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Pruco Securities’ principal business address is 751 Broad Street, Newark, New Jersey 07102. Pruco Securities serves as principal underwriter of the individual variable insurance Contracts issued by us. The Contract is sold by registered representatives of Pruco Securities who are also our appointed insurance agents under state insurance law. The Contract may also be sold through other broker-dealers authorized by Pruco Securities and applicable law to do so.
Pruco Securities received gross distribution revenue for its variable life insurance products of $434,196,019 in 2020, $281,884,778 in 2019, and $187,214,104 in 2018. Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for

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their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives. Pruco Securities retained compensation of $3,347,257 in 2020, $2,809,798 in 2019, and $2,211,393 in 2018. Pruco Securities offers the Contract on a continuous basis.
Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. Compensation is based on a premium value referred to as the Commissionable Target Premium. The Commissionable Target Premium is equal to the first year’s surrender charge (which is found in your Contract Data pages) divided by the Percentage of Sales Load Target Premium at start of year one from the table in the Surrender Charge section of this prospectus, plus the premium for any riders other than the Target Term Rider. The Commissionable Target Premium varies by issue age, sex, underwriting class and rating class of the insured, any extra risk charges , and any riders selected by the Contract Owner, with the exception of the Target Term Rider.
We pay significantly lower compensation on a Contract with a Target Term Rider than on an all base Contract with the same initial Death Benefit and premium payments because the Target Term Rider is not used in the determination of the Commissionable Target Premium.
Broker-dealers will receive compensation of up to 105% of premiums received in the first 24 months following the Contract Date on total premiums received since issue up to the Commissionable Target Premium, 9% on premiums received in year two in excess of the first year’s Commissionable Target Premium up to the second year’s Commissionable Target Premium, 9% on premiums received in years three and four, and 6% in years five through 10 up to the Commissionable Target Premium in each Contract Year. Moreover, broker-dealers received compensation of up to 4% on premiums received in year one, 9% on premiums received in years two through four, and 6% in years five through 10 to the extent that premiums paid in any year exceed the Commissionable Target Premium. Broker-dealers will also receive compensation in years two and beyond of up to 0.25% of the Contract Fund, net of Contract Debt.
If the Basic Insurance Amount is increased, broker-dealers will receive compensation of up to 105% on premiums received up to the Commissionable Target Premium for the increase received in the first 12 months following the effective date of the increase, 9% of premiums received in years two through four, and 6% in years five through 10 up to the Commissionable Target Premium for the increase. Moreover, broker-dealers will receive compensation of up to 4% on premiums received in year one, 9% on premiums received in years two through four, and 6% in years five through 10 following the effective date of the increase to the extent that premiums in any year exceed the Commissionable Target Premium.
Pruco Securities registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.
In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Pruco Securities may enter into compensation arrangements with certain broker-dealer firms authorized by Pruco Securities to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative services , and/or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws, and regulations, Pruco Securities may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different contract that is not eligible for these compensation arrangements.
A list below provides the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2020) that received payment or accrued a payment amount with respect to variable product business during 2020. The least amount of cash compensation paid or accrued and the greatest amount paid or accrued during 2020 were $1.00 and $300,357,745, respectively.
While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the Account . Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
In addition, we or our affiliates may provide compensation , payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
LEGAL PROCEEDINGS
We are subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life and proceedings generally applicable to business practices in the industry in which we operate. We may be subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. We may also be subject to litigation arising out of our general business activities, such as our investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, we, along with other participants in the businesses in which we engage,

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may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which regulators have determined to focus.
Pruco Life’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of our pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that results of our operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of our litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on our financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Account, the ability of Pruco Securities to perform its contract with the Account, or our ability to meet our obligations under the Contracts.
FINANCIAL STATEMENTS
Our audited consolidated financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon our ability to meet its obligations under the Contract. The Account’s audited financial statements are also available in the Statement of Additional Information to this prospectus.
ADDITIONAL INFORMATION
We have filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-8090, upon payment of a prescribed fee.
To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract Owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 877-248-4019.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life delivers this prospectus to Contract Owners that reside outside of the United States. In addition, we may not market or offer benefits, features, or enhancements to prospective or current Contract Owners while outside of the United States.
You may contact us for further information at the address and telephone number inside the front cover of this prospectus. For service or questions about your Contract, please contact our Service Office at the phone number on the back cover, or at P.O. Box 7390, Philadelphia, Pennsylvania 19176.
Cyber Security Risks And Business Continuity Risks
We provide more information about cyber security and business continuity risks associated with this Contract in the statement of additional information.
GLOSSARY: Definitions Of Special Terms Used in this Prospectus
Accumulated Net Payments - The actual premium payments you make, accumulated at an effective annual rate of 4%, less any withdrawals you make, also accumulated at an effective annual rate of 4%.
Attained Age - The insured’s age on the Contract Date plus the number of years since then. For any Coverage Segment effective after the Contract Date, the insured’s Attained Age is the issue age of that segment plus the length of time since its effective date.
Basic Insurance Amount - The total amount of life insurance as shown in the Contract, including any applicable increases, and no riders.
Cash Surrender Value - The amount payable to the Contract Owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract Debt and minus any applicable surrender charge. Also referred to in the Contract as “Net Cash Value.”
Contract - The PruLife® Custom Premier I nsurance Contract described in this prospectus.
Contract Anniversary - The same date as the Contract Date in each later year.
Contract Date - The date the Contract is effective, as specified in the Contract.
Contract Debt - The principal amount of all outstanding loans plus any interest accrued thereon.
Contract Fund - The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts in all the Variable Investment Options and the Fixed Rate Option, and the principal amount of any Contract Debt plus any interest earned thereon.
Contract Owner - You. Unless a different owner is named in the application, the owner of the Contract is the insured.
Contract Year - A year that starts on the Contract Date or on a Contract Anniversary. For any Coverage Segment representing an increase, “Contract Year” is a year that starts on the effective date of the increase (referred to as “Target Year” in the Contract).
Coverage Segment - The Basic Insurance Amount at issue is the first Coverage Segment. For each increase in Basic Insurance Amount, a new Coverage Segment is created for the amount of the increase.

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Death Benefit - If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract Debt.
Death Benefit Guarantee - Sufficient premium payments, on an accumulated basis, will guarantee that your Contract will not lapse for a specified duration and a Death Benefit will be paid upon the death of the insured, regardless of investment experience and assuming no loans.
Fixed Rate Option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 4%. Also referred to in the Contract as “Fixed Investment Option.”
Fund - Amounts you invest in a Variable Investment Option will be invested in a corresponding Fund of the same name. A Fund may also be called a "Portfolio."
Good Order - An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.
Licensed Physician - A physician (as defined in section 1861(r)(1) of the Social Security Act). The Licensed Physician must be acting within the scope of his/her license when providing a certification that the insured is either terminally ill or has been confined to an eligible nursing home. May not be the insured, the Contract Owner, or a family member of the insured or Contract Owner.
Lifetime Premiums - Premiums that, if paid at the beginning of each Contract Year, will keep the Contract in force during the lifetime of the insured, regardless of investment performance and assuming no loans or withdrawals.
Loan Value - The maximum amount that a Contract Owner may borrow.
Monthly Date - The Contract Date and the same date in each subsequent month.
Net Amount At Risk - The amount by which the Contract’s Death Benefit exceeds the Contract Fund. For example, if the Contract's Death Benefit is $500,000 and the Contract Fund is $100,000, the Net Amount At Risk is $400,000.
Payment Office - The office at which we process premium payments, loan payments, and payments to bring your Contract out of default. Your correspondence will be picked up at the address on your bill to which you are directed to send these payments and then delivered to our Payment Office. For items required to be sent to our Payment Office, your correspondence is not considered received by us until it is received at our Payment Office. Where this prospectus refers to the day when we receive a premium payment, loan payment or a payment to bring your Contract out of default, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Payment Office. There are two main exceptions: if the item is received at our Payment Office (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
Pruco Life Insurance Company - Pruco Life, us, we, our. The company offering the Contract.
Sales Load Target Premium - A premium that is used to determine sales load based on issue age and rating class of the insured, and any extra risk charges or riders, if applicable.
Separate Account - Amounts under the Contract that are allocated to the Variable Investment Options held by us in a Separate Account called the Pruco Life Variable Universal Account (the “Account” or the “Registrant”). The Separate Account is set apart from all of our general assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Pruco Life conducts.
Service Office - The office at which we process allocation change requests, withdrawal requests, surrender requests, transfer requests, ownership change requests and assignment requests. Correspondence with our Service Office should be sent to P.O. Box 7390, Philadelphia, Pennsylvania 18176. Your correspondence will be picked up at this address and then delivered to our Service Office. For requests required to be sent to our Service Office, your request is not considered received by us until it is received at our Service Office. Where this prospectus refers to the day when we receive a request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Service Office or via the appropriate telephone number, fax number, or website if the item is a type we accept by those means. There are two main exceptions: if the request is received (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
Short-Term Premiums - Premiums that, if paid at the beginning of each Contract Year, will keep the Contract in force during the first five Contract Years, regardless of investment performance and assuming no loans or withdrawals.
Target Premiums - Premiums that, if paid at the beginning of each Contract Year, will keep the Contract in force until the insured’s age 65, or if later, during the first 10 Contract Years, regardless of investment performance and assuming no loans or withdrawals.
Target Term Rider - A Rider that provides a flexible term insurance benefit to Attained Age 100 on the life of the insured.
Valuation Period - The period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values of the Variable Investment Options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

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APPENDIX A: State Availability Or Variations Of Certain Features And Riders

State	Feature or Rider	Availability or Variation
CA	Living Needs BenefitSM Rider (applicable to rider form number ORD 87241-2016 CA)
The Nursing Home Option is not available.
The description of the Living Needs BenefitSM Rider is modified to replace the Terminal Illness Option paragraph (second paragraph) with the following:
The Terminal Illness Option is available on the Living Needs BenefitSM Rider when a Licensed Physician certifies the insured as Terminally Ill with a life expectancy of 12 months or less. When that evidence is provided and confirmed by us, we will pay as a Living Needs BenefitSM an accelerated payment of the entire adjusted Death Benefit or a one-time payment of a partial amount.

CT	Living Needs BenefitSM Rider
The Nursing Home Option is not available.

Only a partial acceleration of the Death Benefit is allowed. The maximum amount that may be accelerated is 75%.

Certification of Terminal Illness can be performed by a licensed physician or Advanced Practice Registered Nurse.

The following sentence is deleted:

“No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.”

The definition of Licensed Health Care Practitioner includes Advanced Practice Registered Nurse.

DC	Living Needs BenefitSM Rider	The Nursing Home Option is not available.
FL	Living Needs BenefitSM Rider	Fee for exercising the rider is $100. The Nursing Home Option is not available.
KY	Living Needs BenefitSM Rider
The Living Needs BenefitSM allows you to elect to receive an accelerated payment of all of the Contract's Death Benefit, adjusted to reflect current value. Partial acceleration of the Death Benefit is not allowed.

MA	Accidental Death Benefit Rider	Not available.
MA	Living Needs BenefitSM Rider	The Nursing Home Option is not available.
MI	Living Needs BenefitSM Rider	The Nursing Home Option is referred to as “Option A” and the Terminal Illness Option is referred to as “Option B.”
MN	Living Needs BenefitSM Rider	Unless converting from a Contract with an existing rider, the rider is not available for the first Contract Year for insureds 65 and older.
MT	Unisex Rates	Unisex rates apply. Any reference to sex throughout the prospectus is not applicable.
ND	Suicide Exclusion	Generally, if the insured, whether sane or insane, dies by suicide within one year from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.

NM	Accidental Death Benefit Rider	A death resulting from injury must occur no more than 180 days after the injury.
OH	Living Needs BenefitSM Rider
The Living Needs BenefitSM allows you to elect to receive an accelerated payment of all of the Contract's Death Benefit, adjusted to reflect current value. Partial acceleration of the Death Benefit is not allowed.

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PA	Accidental Death Benefit Rider	The following sentence is deleted: “A death resulting from injury must occur no more than 90 days after the injury.”
OR	Accidental Death Benefit Rider	A death resulting from injury must occur no more than 180 days after the injury.
UT	Accidental Death Benefit Rider	A death resulting from injury must occur no more than 180 days after the injury.
WA	Accidental Death Benefit Rider	A death resulting from injury must occur no more than one year after the injury.
WA	Living Needs BenefitSM Rider	Not available.

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APPENDIX B: Funds Available Under the Contract
The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.prudential.com/eprospectus. You can also request this information at no cost by calling 800-944-8786. Fund prospectuses and other information are also available from a financial intermediary (such as an insurance sales agent or broker-dealer) through which the Contract may be purchased or sold.
The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance. Updated performance information is available in the Funds’ shareholder reports, which may be accessed at www.prudential.com/ili-funds.

Affiliated Funds
Investment Objective	Fund, Investment Manager(s), and Subadviser(s)	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
ADVANCED SERIES TRUST
Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Fund: AST Balanced Asset Allocation Portfolio Investment Manager: PGIM Investments LLC, AST Investment Services, Inc. Subadviser(s): QMA LLC	0.92%	11.77%	9.16%	8.05%
Seeks a high total return consistent with a moderate level of risk.	Fund: AST BlackRock Global Strategies Portfolio Investment Manager: PGIM Investments LLC, AST Investment Services, Inc. Subadviser(s): BlackRock Financial Management, Inc.; BlackRock International Limited	1.09%	4.74%	7.04%	N/A
Seek to maximize total return, consistent with preservation of capital and prudent investment management.	Fund: AST BlackRock/Loomis Sayles Bond Portfolio Investment Manager: PGIM Investments LLC, AST Investment Services, Inc. Subadviser(s): BlackRock Financial Management, Inc.; BlackRock International Limited; BlackRock (Singapore) Limited; Loomis, Sayles & Company, L.P.	0.74%	7.36%	4.85%	3.65%
Seeks current income and long-term growth of income, as well as capital appreciation.	Fund: AST Hotchkis & Wiley Large-Cap Value Portfolio Investment Manager: PGIM Investments LLC, AST Investment Services, Inc. Subadviser(s): Hotchkis & Wiley Capital Management, LLC	0.84%	0.27%	9.76%	10.09%
Seeks capital growth.	Fund: AST International Value Portfolio Investment Manager: PGIM Investments LLC, AST Investment Services, Inc. Subadviser(s): Lazard Asset Management LLC; LSV Asset Management	1.11%	(0.61)%	4.33%	3.55%
Seeks capital growth. Income realization is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.	Fund: AST Loomis Sayles Large-Cap Growth Portfolio Investment Manager: PGIM Investments LLC, AST Investment Services, Inc. Subadviser(s): Loomis, Sayles & Company, L.P.	0.97%	31.59%	18.80%	15.91%
Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Fund: AST Preservation Asset Allocation Portfolio Investment Manager: PGIM Investments LLC, AST Investment Services, Inc. Subadviser(s): QMA LLC	0.92%	9.08%	7.16%	6.19%
Seeks long-term capital growth.	Fund: AST Small-Cap Growth Portfolio Investment Manager: PGIM Investments LLC, AST Investment Services, Inc. Subadviser(s): Emerald Mutual Fund Advisers Trust; UBS Asset Management (Americas) Inc.	1.00%	48.39%	19.69%	14.46%
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Affiliated Funds, continued
Investment Objective	Fund, Investment Manager(s), and Subadviser(s)	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.	Fund: AST T. Rowe Price Large-Cap Growth Portfolio Investment Manager: PGIM Investments LLC, AST Investment Services, Inc. Subadviser(s): T. Rowe Price Associates, Inc.	0.94%	39.80%	21.40%	17.95%
Seeks to outperform a mix of 50% Russell 3000 Index, 20% MSCI Europe, Australasia and the Far East (EAFE) Index, and 30% Bank of America Merrill Lynch Three-Month US Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in the Portfolio's subadviser's equity investment strategies.	Fund: AST Wellington Management Hedged Equity Portfolio Investment Manager: PGIM Investments LLC, AST Investment Services, Inc. Subadviser(s): Wellington Management Company LLP	1.10%	6.66%	8.13%	7.18%
THE PRUDENTIAL SERIES FUND
Seeks long-term growth of capital.	Fund: PSF Global Portfolio - Class I Shares Investment Manager: PGIM Investments LLC Subadviser(s): Brown Advisory, LLC; LSV Asset Management; QMA LLC; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC	0.80%	15.84%	12.79%	10.38%
Seeks long-term growth of capital.	Fund: PSF International Growth Portfolio (formerly PSF SP International Growth Portfolio) - Class I Shares Investment Manager: PGIM Investments LLC Subadviser(s): Jennison Associates LLC; Neuberger Berman Investment Advisers LLC; William Blair Investment Management, LLC	1.21%	32.11%	14.83%	9.19%
Seeks long-term capital appreciation.	Fund: PSF Mid-Cap Growth Portfolio (formerly PSF SP Prudential US Emerging Growth Portfolio) - Class I Shares Investment Manager: PGIM Investments LLC Subadviser(s): J.P. Morgan Investment Management Inc.	0.67%	47.47%	19.04%	14.65%
Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	Fund: PSF PGIM Government Money Market Portfolio (formerly PSF Government Money Market Portfolio) - Class I Shares Investment Manager: PGIM Investments LLC Subadviser(s): PGIM Fixed Income	0.34%	0.30%	0.88%	0.44%
Seeks high total return.	Fund: PSF PGIM High Yield Bond Portfolio (formerly PSF High Yield Bond Portfolio) - Class I Shares Investment Manager: PGIM Investments LLC Subadviser(s): PGIM Fixed Income; PGIM Limited	0.61%	7.11%	9.04%	7.14%
Seeks long-term growth of capital.	Fund: PSF PGIM Jennison Blend Portfolio (formerly PSF Equity Portfolio) -Class I Shares Investment Manager: PGIM Investments LLC Subadviser(s): Jennison Associates LLC	0.47%	29.00%	15.61%	12.80%
B-ii

GLOSSARY                                                  TABLE OF CONTENTS

Affiliated Funds, continued
Investment Objective	Fund, Investment Manager(s), and Subadviser(s)	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Seeks long-term growth of capital.	Fund: PSF PGIM Jennison Growth Portfolio (formerly PSF Jennison Portfolio) - Class I Shares Investment Manager: PGIM Investments LLC Subadviser(s): Jennison Associates LLC	0.62%	56.20%	22.86%	18.60%
Seeks capital appreciation.	Fund: PSF PGIM Jennison Value Portfolio (formerly PSF Value Portfolio) - Class I Shares Investment Manager: PGIM Investments LLC Subadviser(s): Jennison Associates LLC	0.43%	3.58%	8.93%	8.36%
Seeks a high level of income over a longer term while providing reasonable safety of capital.	Fund: PSF PGIM Total Return Bond Portfolio (formerly PSF Diversified Bond Portfolio) - Class I Shares Investment Manager: PGIM Investments LLC Subadviser(s): PGIM Fixed Income; PGIM Limited	0.43%	8.45%	6.29%	5.53%
Seeks long-term growth of capital.	Fund: PSF Small-Cap Value Portfolio (formerly PSF SP Small Cap Value Portfolio) - Class I Shares Investment Manager: PGIM Investments LLC Subadviser(s): Goldman Sachs Asset Management, L.P.	1.03%	1.90%	8.71%	8.87%
Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	Fund: PSF Stock Index Portfolio - Class I Shares Investment Manager: PGIM Investments LLC Subadviser(s): QMA LLC	0.31%	18.08%	14.93%	13.59%

Unaffiliated Funds
Investment Objective	Fund, Investment Manager(s), and Subadviser(s)	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
JANUS ASPEN SERIES® - Service Shares
Seeks long-term growth of capital.	Fund: Janus Henderson Research Portfolio- Service Shares Investment Manager: Janus Capital Management LLC Subadviser(s): N/A	0.85%	32.58%	17.38%	14.38%

B-iii

To Learn More About PruLife® Custom Premier
The statement of additional information (“SAI”) is legally a part of this prospectus, both of which are filed with the SEC under the Securities Act of 1933, Registration No. 333-49332. The SAI contains additional information about the Pruco Life Variable Universal Account . The SEC maintains a Web site (http://www.sec.gov) that contains the PruLife® Custom Premier SAI, material incorporated by reference, and other information about us . Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
You can call us at 800-944-8786 to ask us questions, request information about the Contract, and obtain copies of the SAI and personalized illustrations, without charge, or other documents. You can also view the SAI located with the prospectus at www.prudential.com/ eprospectus , or request a copy by writing to us at:
Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102

EDGAR Class/Contract Identifier: C000002111
Investment Company Act of 1940: Registration No. 811-05826

STATEMENT OF ADDITIONAL INFORMATION
The date of this statement of additional information and of the related prospectuses is May 1, 2021.

Pruco Life Variable Universal Account (the "Account")
Pruco Life Insurance Company

PruLife® Custom Premier
VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

This statement of additional information is not a prospectus. Please review the PruLife® Custom Premier prospectus (the “prospectus”), which contains information concerning the PruLife® Custom Premier Contract. You may obtain a copy of the prospectus without charge by calling us at 800-944-8786. You can also view the statement of additional information located with the prospectus at www.prudential.com/ eprospectus , or request a copy by writing to us.
As of August 28, 2006, the PruLife® Custom Premier Contracts are no longer offered for sale
The defined terms used in this statement of additional information are as defined in the prospectus.

Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102

GENERAL INFORMATION AND HISTORY
Description Of Pruco Life Insurance Company
Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company founded on December 23, 1971, under the laws of the state of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.
Control Of Pruco Life Insurance Company
Pruco Life is a wholly owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a stock life insurance company founded on October 13, 1875, under the laws of the state of New Jersey. Prudential is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering wide range of insurance, investment management, and other financial products and services. The principal executive office of each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.
Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) is a wholly owned subsidiary of Pruco Life. Pruco Life and Pruco Life of New Jersey’s principal executive office is 213 Washington Street, Newark, New Jersey 07102.
As Pruco Life’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the Contract.
State Regulation
Pruco Life is subject to regulation and supervision by the Department of Insurance of the state of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.
Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.
In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.
Records
We maintain all records and accounts relating to the Account at ou r principal executive office . As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.
Services And Third Party Administration Agreements
Pruco Life and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential. Pruco Life reimburses Prudential for its costs in providing such services. Under this Agreement, Pruco Life has reimbursed Prudential $184,645,604 in 2020, $168,014,543 in 2019, and $149,138,200 in 2018, of which the life business accounted for $70,424,886, $48,407,131, and $45,679,723, respectively.
Prudential furnishes Pruco Life the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Accoun t. As soon as the Pruco Life death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks.
Our individual life reinsurance treaties covering PruLife® Custom Premier Contracts provide for the reinsurance of a portion of the related mortality risk on a yearly renewable term basis.  Pruco Life or its affiliates retain any such mortality risk that is not ceded under these treaties.
TransCentra, Inc. ("TransCentra") is a billing and payment services provider for Prudential, Pruco Life, and Pruco Life of New Jersey. TransCentra received $1,056,328 in 2020, $1,150,421.98 in 2019, and $1,292,465 in 2018 from Prudential for services rendered. TransCentra's principal business address is 4855 Peachtree Industrial Blvd, STE 245, Norcross, GA 30092.
Cyber Security And Business Continuity Risks
With the increasing use of technology and computer systems in general and, in particular, the internet to conduct necessary business functions, we are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
1

Deliberate cyber-attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
The Company is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect the Company and our ability to conduct business and process transactions. Although the Company has business continuity plans, it is possible that the plans may not operate as intended or required and that the Company may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Cyber security events, disasters, and similar events, whether deliberate or unintentional, that could impact us and our Contract Owners could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers to us. Cyber security and other events affecting any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the net asset value ("NAV") with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to us, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by us may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by us in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused the Company and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although we, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, we cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
INITIAL PREMIUM PROCESSING
These Contracts are no longer sold. I n general, the invested portion of the initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium in Good Order.
Upon receipt of a request for life insurance from a prospective Contract Owner , Pruco Life will follow certain insurance underwriting (i.e., evaluation of risk) procedures designed to determine whether the proposed Insured is insurable. The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Insured before a determination is made. A Contract cannot be issued, (i.e., physically issued through Pruco Life’s computerized issue system) until this underwriting procedure has been completed.
Since a Contract cannot be issued until after the underwriting process has been completed, we use a Limited Insurance Agreement to provide temporary life insurance coverage to prospective Contract Owners who pay the minimum initial premium at the time the request for coverage is submitted. This coverage is for the total Death Benefit applied for, up to the maximum described by the Limited Insurance Agreement, and is subject to the other terms of the Limited Insurance Agreement.
The Contract Date is the date specified in the Contract. This date is used to determine the insurance age of the proposed insured. It represents the first day of the Contract Year and therefore determines the Contract Anniversary and Monthly Dates . It also represents the commencement of the suicide and contestable periods for purposes of the Basic Insurance Amount.
If the minimum initial premium is paid with the application and no medical examination is required, the Contract Date will ordinarily be the date of the application. If a delay is encountered (e.g., if a request for further information is not met promptly), generally, the Contract Date will be 21 days prior to the date on which the Contract is physically issued. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.
If the premium paid with the application is less than the minimum initial premium, the Contract Date will be determined as described above. The balance of the minimum initial premium amount will be applied as of the later of the Contract Date and the date premiums were received in Good Order.
If no premium is paid with the application, the Contract Date will be the Contract Date stated in the Contract, which will generally be the date the minimum initial premium is received in Good Order from the Contract Owner and the Contract is delivered.
2

There is one principal variation from the foregoing procedure. If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months. In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted immediately after the net premium has been applied to the Contract Fund.
ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS
Legal Considerations Relating To Sex-Distinct Premiums And Benefits
The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organization s should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.
Death Benefit Types
There are three types of Death Benefit available under the Contract: (1) Type A, a generally fixed Death Benefit; (2) Type B, a variable Death Benefit; and (3) Type C, a return of premium Death Benefit. A Type C (return of premium) Death Benefit generally varies by the amount of premiums paid, a Type B (variable) Death Benefit varies with investment performance, and a Type A (fixed) Death Benefit does not vary unless it must be increased to comply with the Internal Revenue Code’s definition of life insurance.
How a Type A (Fixed) Contract’s Death Benefit Will Vary
Under the Type A (fixed) Contract, the Death Benefit is generally equal to the Basic Insurance Amount, before the reduction of any Contract Debt. If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where we will increase the Death Benefit in order to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.
Assuming no Contract Debt, the Death Benefit of a Type A (fixed) Contract will always be the greater of:
(1) the Basic Insurance Amount; and
(2) the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the Attained Age factor that applies.
A listing of Attained Age factors can be found on your Contract data pages. The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract Owner may choose between two methods that we use to determine the tax treatment of the Contract.
The following table illustrates at different ages how the Attained Age factor affects the Death Benefit for different Contract Fund amounts. The table assumes a $250,000 Type A (fixed) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.
Type A (Fixed) Death Benefit

If		Then
The insured is age	and the Contract Fund is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40	$25,000	3.57	89,250	$250,000
40	$75,000	3.57	267,750	$267,750*
40	$100,000	3.57	357,000	$357,000*
60	$75,000	1.92	144,000	$250,000
60	$125,000	1.92	240,000	$250,000
60	$150,000	1.92	288,000	$288,000*
80	$150,000	1.26	189,000	$250,000
80	$200,000	1.26	252,000	$252,000*
80	$225,000	1.26	283,500	$283,500*
* Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test. These figures are based on the 2001 Commissioner's Standard
     Ordinary ("CSO") Mortality Tables. The figures are also based on the interest rate required under Section 7702 of the Internal Revenue Code for contracts issued prior to 1/1/2021.

This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $150,000, the Death Benefit will be $288,000, even though the Basic Insurance Amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $1.92. We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the Death Benefit Guarantee.
3

How a Type B (Variable) Contract’s Death Benefit Will Vary
Under the Type B (variable) Contract, while the Contract is in-force, the Death Benefit will never be less than the Basic Insurance Amount, before the reduction of any Contract Debt, but will also vary immediately after it is issued, with the investment results of the selected Variable Investment Options. The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.
Assuming no Contract Debt, the Death Benefit of a Type B (variable) Contract will always be the greater of:
(1) the Basic Insurance Amount plus the Contract Fund before the deduction of any monthly charges due on that date; and
(2) the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the Attained Age factor that applies.
For purposes of computing the Death Benefit, if the Contract Fund is less than zero, we will consider it to be zero. A listing of Attained Age factors can be found on your Contract data pages. The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract Owner may choose between two methods that we use to determine the tax treatment of the Contract.
The following table illustrates various Attained Age factors and Contract Funds and the corresponding Death Benefits. The table assumes a $250,000 Type B (variable) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.
Type B (Variable) Death Benefit

If		Then
The insured is age	and the Contract Fund is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40	$25,000	3.57	89,250	$275,000
40	$75,000	3.57	267,750	$325,000
40	$100,000	3.57	357,000	$357,000*
60	$75,000	1.92	144,000	$325,000
60	$125,000	1.92	240,000	$375,000
60	$150,000	1.92	288,000	$400,000
80	$150,000	1.26	189,000	$400,000
80	$200,000	1.26	252,000	$450,000
80	$225,000	1.26	283,500	$475,000
* Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test. These figures are based on the 2001 Commissioner's Standard
     Ordinary ("CSO") Mortality Tables. The figures are also based on the interest rate required under Section 7702 of the Internal Revenue Code for contracts issued prior to 1/1/2021.

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $100,000, the Death Benefit will be $357,000, even though the Basic Insurance Amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $3.57. We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the Death Benefit Guarantee.
How a Type C (Return of Premium) Contract’s Death Benefit Will Vary
Under the Type C (return of premium) Contract, while the Contract is in-force, the Death Benefit will vary by the amount of premiums paid, less any withdrawals. Unlike Type A and Type B Contracts, the Death Benefit of a Type C Contract may be less than the Basic Insurance Amount in the event total withdrawals are greater than total premiums paid. The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.
Assuming no Contract Debt, the Death Benefit of a Type C (return of premium) Contract will always be the greater of:
(1) the Basic Insurance Amount plus the total premiums paid into the Contract less any withdrawals; and
(2) the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the Attained Age factor that applies.
A listing of Attained Age factors can be found on your Contract data pages. The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract Owner may choose between two methods that we use to determine the tax treatment of the Contract.
4

The following table illustrates various Attained Age factors and Contract Funds and the corresponding Death Benefits. The table assumes a $250,000 Type C (return of premium) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.
Type C (Return of Premium) Death Benefit

If			Then
The insured is age	and the Contract Fund is	and the premium paid less any withdrawals is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40	$25,000	$15,000	3.57	89,250	$265,000
40	$75,000	$60,000	3.57	267,750	$310,000
40	$100,000	$80,000	3.57	357,000	$357,000*
60	$75,000	$60,000	1.92	144,000	$310,000
60	$125,000	$100,000	1.92	240,000	$350,000
60	$150,000	$125,000	1.92	288,000	$375,000
80	$150,000	$125,000	1.26	189,000	$375,000
80	$200,000	$150,000	1.26	252,000	$400,000
80	$225,000	$175,000	1.26	283,500	$425,000
* Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test. These figures are based on the 2001 Commissioner's Standard
     Ordinary ("CSO") Mortality Tables. The figures are also based on the interest rate required under Section 7702 of the Internal Revenue Code for contracts issued prior to 1/1/2021.

This means, for example, that if the insured has reached the age of 40, and the premiums paid less any withdrawals equals $80,000, the Death Benefit will be $357,000, even though the Basic Insurance Amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $3.57. We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the Death Benefit Guarantee.
Reports To Contract Owners
Once each year, we will send you a statement that provides certain information pertinent to your Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.
We also make available annual and semi-annual reports of the Funds showing the financial condition of the Funds and the investments held in each Fund. The most recent annual and semi-annual reports are available at www.prudential.com/eprospectus or by calling 800-944-8786.
ADDITIONAL INFORMATION ABOUT CHARGES
Underwriting Procedures
When you express interest in obtaining a Contract from us, you may apply for coverage through either (1) a long form application or (2) our worksheet process. When using the long form application, a registered representative completes a full application and submits it to us to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities , a broker-dealer affiliate of Prudential, or in some cases, a broker-dealer not directly affiliated with Prudential. When using the worksheet process, a registered representative typically collects enough information to start the underwriting process. The remaining information is obtained directly from the proposed insured.
Regardless of the underwriting process followed , once we receive the necessary information, which may include physicians' statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.
Charges for Increases in Basic Insurance Amount
Each time you increase your Basic Insurance Amount, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations. No transaction charge is currently being made in connection with an increase in Basic Insurance Amount. However, we reserve the right to make such a charge in an amount of up to $25.
The Sales Load Target Premium is calculated separately for each Coverage Segment. When premiums are paid, each payment is allocated to each Coverage Segment based on the proportion of the Sales Load Target Premium in each segment to the total Sales Load Target Premiums of all segments. Currently, the sales load charge for each Coverage Segment is equal to 4% of the allocated premium paid in each Contract year up to the Sales Load Target Premium and 2% of allocated premiums paid in excess of this amount for the first 10 Contract years; 0% thereafter.
5

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT
When your Contract is in default, no part of your Contract Fund is available to you. Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options. In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the Basic Insurance Amount of the Contract.
DISTRIBUTION AND COMPENSATION
In an effort to promote the sale of our variable products (which may include the placement of our contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Pruco Securities may enter into compensation arrangements with certain broker-dealer firms authorized by Pruco Securities to sell contracts , or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates.
To the extent permitted by applicable rules, laws, and regulations, Pruco Securities may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different contract that is not eligible for these compensation arrangements.
Pruco Life makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.
The list below provides the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2020) that received payment or accrued a payment amount with respect to variable product business during 2020. The least amount of cash compensation paid or accrued and the greatest amount paid or accrued during 2020 were $1.00 and $300,357,745, respectively.
Names of Firms:
AFS SECURITIES LLC, AGENCY SERVICES OF AR INC, AGP ALLIANCE GLOBAL PARTNERS, ALLSTATE FINANCIAL SERVICES LLC, AMERIAN GENERAL INS AGCY INC, AMERICAN EXPRESS INS AGENCY OF MA INC, AMERICAN EXPRESS INS AGENCY OF TX, AMERICAN INDEPENDENT SECURITIES GROUP LLC, AMERICAN INVESTORS CO, AMERICAN PORTFOLIOS, AMERIPRISE FINANCIAL CENTER, AMERITAS INVESTMENT COMPANY LLC, AON CONSULTING INC, APW CAPITAL INC, APW CAPITAL INC, ARETE INSURANCE AGENCY LLC, ARKADIOS CAPITAL PARTNERS, ARLINGTON SECURITIES INC, ARVEST INSURANCE INC, AUSDAL FINANCIAL PARTNERS INC, AVANTAX INSURANCE SERVICES INC, AVANTAX INSURANCE SERVICES INC, AVANTAX INSURANCE SERVICES INC (MA), AVANTAX INVESTMENT SERVICES INC, AVISEN SECURITIES INC, AXA ADVISORS LLC, AYCO SERVICES AGENCY LP, AYCO SERVICES INS AGCY INC (K OSTER), B RILEY WEALTH MANAGEMENT INC, BAIRD INS SERVICES INC, BAIRD INS SERVICES INC, BB&T SECURITIES LLC, BBVA COMPASS INSURANCE AGENCY, BCG SECURITIES INC, BENEFIT FUNDING SERVICES LLC, BENJAMIN F EDWARDS & COMPANY INC, BERTHEL FISHER & CO FIN SVCS INC, BERTHEL FISHER & CO FIN SVCS INC, BILL FEW ASSOCIATES INC, BMO HARRIS FINANCIAL ADVISORS INC, BOK FINANCIAL SECURITIES INC, BROKERS INTERNATIONAL FINANCIAL SERVICES, BROOKLIGHT PLACE SECURITIES INC, BUCKMAN CAPITAL LLC, CADARET GRANT & CO INC, CALTON & ASSOCIATES INC, CAMBRIDGE INVESTMENT RESEARCH INC, CAMBRIDGE INVESTMENT RESEARCH INC, CAPFINANCIAL SECURITIES LLC, CAPITAL INVESTMENT GROUP INC, CAPITAL SYNERGY PARTNERS INC, CAROLINAS INVESTMENT CONSULTING LLC, CBIZ BENEFITS & INS SVS INC, CC SERVICES INC, CENTAURUS FINANCIAL INC, CENTAURUS TEXAS INC, CES INSURANCE AGENCY INC, CETERA ADVISOR NETWORKS INSURANCE SERVICES LLC, CETERA ADVISOR NETWORKS INSURANCE SERVICES LLC, CETERA ADVISORS INSURANCE SERVICES LLC, CETERA ADVISORS LLC, CETERA FINANCIAL SPECIALIST LLC, CETERA INVESTMENT SERVICES LLC, CFD INVESTMENTS INC, CFS INSURANCE AND TECHNOLOGY SERVICES LLC, CHALICE CAPITAL PARTNERS LLC, CHAPIN DAVIS INSURANCE INC, CHASE INSURANCE AGENCY, CIG RISK MANAGEMENT INC, CITIGROUP LIFE AGENCY LLC, CITIZENS SECURITIES INC, CL GENERAL AGENCY LLC, CLIENT ONE SECURITIES LLC, COASTAL EQUITIES INSURANCE AGENCY INC, COMERICA SECURITIES INC, CONCORDE INSURANCE AGENCY INC, COORDINATED CAPITAL SECURITIES, CPS FINANCIAL & INSURANCE SERVICES INC, CROWN CAPITAL INS AGENCY OF NV INC, CROWN CAPITAL INSURANCE AGENCY LLC, CROWN CAPITAL SECURITIES LP, CRUMP LIFE INS SERVICES INC, CSFG INSURANCE AGENCY INC, CUTTER & COMPANY BROKERAGE INC, DAI SECURITIES, LLC, DEMPSEY FIN NETWORK INC, DEMPSEY LORD SMITH LLC, DORSEY & COMPANY INC, EDGEWOOD PARTNERS INSURANCE CENTER, EDUCATORS FINANCIAL SERVICES INC, EDWARD D JONES & CO LP, EDWARD JONES INS AGCY OF CA LLC, EDWARD JONES INS AGCY OF MA LLC, EDWARD JONES INS AGCY OF NM LLC, ENTERPRISE GENERAL INS AGENCY INC, ENTERPRISE SECURITIES COMPANY, EQUITY SERVICES INC, ESTATE INSURANCE SERVICES LTD, EXECUTIVE INS AGENCY INC, FARMERS FINANCIAL SOLUTIONS, FASI OF TX INC, FBL MARKETING SERVICES LLC, FIFTH THIRD INSURANCE AGENCY INC, FIFTH THIRD SECURITIES INC, FINANCIAL TELESIS INC, FIRST ALLIED SECURITIES INC, FIRST CITIZENS INVESTOR SERVICES INC, FIRST HEARTLAND CAPITAL INC, FIRST PALLADIUM LLC, FIRST REPUBLIC SECURITIES COMPANY LLC, FMN CAPITAL CORPORATION, FNBB CAPITAL MARKETS LLC, FORTUNE FINANCIAL SERVICES INC, FORTUNE SECURITIES INC, FOUNDERS FINANCIAL SECURITIES LLC, FSC AGENCY INC, GENEOS WEALTH MANAGEMENT INC, GENERAL SECURITIES CORP, GLOBALINK SECURITIES INC, GRADIENT SECURITIES LLC, GRB FINANCIAL LLC, GWN SECURITIES INC, H BECK INC, H&R BLOCK FINANCIAL ADVISORS INC, HANCOCK SECURITIES GROUP LLC, HANTZ AGENCY LLC, HANTZ AGENCY LLC, HANTZ FINANCIAL SERVICES INC, HARBOR FINANCIAL SERVICES LLC, HARBOR INVESTMENT ADVISORY LLC, HARBOUR INVESTMENTS INC, HAZLETT BURT AND WATSON INC, HEFREN TILLOTSON INC, HEREFORD INSURANCE AGENCY INC, HIGHTOWER SECURITIES LLC, HORAN SECURITIES INC, HORNOR TOWNSEND & KENT, HUNTINGTON INVESTMENT COMPANY, HUNTLEIGH SECURITIES CORP (K JACKSON), HWG INS AGENCY INC, IDB CAPITAL CORP, IFP INSURANCE
6

GROUP LLC, IMS INSURANCE AGENCY INC, IMS SECURITIES INC, INDEPENDENCE CAPITAL CO INC, INDEPENDENT FINANCIAL GROUP INC, INFINEX INVESTMENTS INC, INFINITY SECURITIES INC DBA INFINITY FIN, INNOVATION PARTNERS LLC, INSIGHT SECURITIES INC, INTERCONTINENTAL AGENCY LLC, INTERLINK SECURITIES CORP, INTERNATIONAL ASSETS ADVISORY LLC, INTERSECURITIES INSURANCE AGENCY, INTERVEST INTERNATIONAL INC, INTERVEST INTERNAT'L EQUITIES CORP, INVERNESS SECURITIES LLC, INVESTACORP INC, INVESTACORP INC, INVESTMENT CENTER INC, INVESTMENT PLANNERS INC, INVESTMENT SALES CORP, ISI INSURANCE AGENCY INC (R SIMARD), J ALDEN ASSOCIATES INC, J W COLE FINANCIAL INC, JANNEY MONTGOMERY SCOTT LLC, JEFFREY MATTHEWS FINANCIAL GROUP LLC, JK FINANCIAL SERVICES INC, JW COLE FINANCIAL INC, KCD FINANCIAL, KCL SERVICE COMPANY OF TEXAS, KESTRA INVESTMENT SERVICES LLC, KESTRA INVESTMENT SERVICES LLC, KEY INVESTMENT SERVICES LLC, KFG ENTERPRISES INC, KINGSBURY CAPITAL INC, KMS FINANCIAL SERVICES, KOVACK SECURITIES INC, L M KOHN & CO, LARSON FINANCIAL GROUP LLC, LASALLE ST SECURITIES LLC, LFA LIMITED LIABILITY COMPANY, LIFEMARK SECURITIES CORP, LINCOLN FIN ADVISORS CORP, LINCOLN FINANCIAL SEC CORP, LINCOLN INVESTMENT PLANNING LLC, LINCOLN NATIONAL INS ASSOC INC, LINSCO PRIVATE LEDGER INS ASSOC INC, LION STREET FINANCIAL LLC, LOMBARD INTERNATIONAL BROKERS INC, LPA INSURANCE AGENCY INC, LPL FINANCIAL CORP, M AND T SECURITIES INC, M FINANCIAL SECURITIES MARKETING INC, M HOLDINGS SECURITES INC, MARINER INSURANCE RESOURCES LLC, MB SCHOEN & ASSOCIATES INC, MCDONALD PARTNERS LLC, MCG SECURITIES LLC, MERCAP SECURITIES LLC, MERCER HEALTH & BENEFITS ADMINISTRATION, MERRILL LYNCH LIFE AGCY INC, MERRILL LYNCH LIFE AGCY INC, MMA SECURITIES LLC, MMC SECURITIES LLC, MML INS AGCY INC, MML INS AGCY INC, MONEY CONCEPTS CAPITAL, MOORS & CABOT INC, MORGAN STANLEY DEAN WITTER INS SVCS INC, MSC OF TX INC, MUTUAL SECURITIES INC, MUTUAL TRUST CO OF AMERICA SECURITIES, MWA FINANCIAL SERVICES INC, MWAGIA INC, NATIONAL SECURITIES CORP, NAVY FEDERAL BROKERAGE SERVICES LLC, NETWORK AGENCY INC, NETWORK AGENCY OF OHIO INC, NEW PENFACS INS AGENCY INC, NEWPORT GROUP SEC INC, NEXT FINANCIAL GROUP, NEXT FINANCIAL GROUP, NI ADVISORS INC, NORTHLAND SECURITIES INC, NORTHWESTERN MUTUAL INVEST SVCS, NPB FINANCIAL GROUP LLC, NYLIFE INSURANCE AGENCY INC, O N EQUITY SALES COMPANY, OFG FINANCIAL SERVICES INC, OHIO NATIONAL INS AGENCY INC, OHIO NATIONAL INS AGENCY INC, ONEAMERICA SECURITIES INC, OPPENHEIMER & CO INC, PACKERLAND BROKERAGE SERVICES, PARK AVENUE SECURITIES, PARKLAND SECURITIES LLC, PEOPLES SECURITIES INC, PJ ROBB VARIABLE CORP, PLANMEMBER SECURITIES CORPORATION, PLUS AGENCY LLC, PNC INSURANCE SERVICES INC, PREFERRED MARKETING SERVICES INC, PRINCIPAL SECURITIES INC, PRIVATE CLIENT SERVICES LLC, PRIVATE LEDGER INS AGCY OF OH INC (P CALFEE), PROEQUITIES INC, PROSPERA LIFE & ANNUITY SERVICES INC, PRUDENTIAL DIRECT INC, PURSHE KAPLAN STERLING INS, QUEST CAPITAL STRATEGIES INC, RAYMOND JAMES & ASSOCIATES INC, RAYMOND JAMES & ASSOCIATES INC, RBC CAPITAL MARKETS CORP, REGULUS ADVISOR LLC, REHMANN INSURANCE GROUP LLC, ROBERT SHOR INSURANCE ASSOCIATES INC, ROCKEFELLER CAPITAL MGMT INS SVS LLC, ROYAL ALLIANCE ASSOCIATES INC, ROYAL ALLIANCE ASSOCIATES INC, ROYAL ALLIANCE INS AGCY OF MA INC, ROYAL ALLIANCE INS AGCY OF OH INC (L WALLER), S B H U LIFE AGENCY INC, SA STONE WEALTH MANAGEMENT INC, SAGEPOINT FINANCIAL INC, SAXONY INSURANCE AGENCY LLC, SAYBRUS EQUITY SERVICES INC, SAYBRUS PARTNERS INC, SBS INSURANCE AGENCY OF LA INC, SCF SECURITIES INC, SECURIAN FINANCIAL SERVICES INC, SECURITIES AMERICA INC, SECURITIES SERVICE NETWORK INC, SFA INSURANCE SERVICES INC, SIGMA FINANCIAL CORP, SIGNAL SECURITIES INC, SII INVESTMENTS IN, SMITH BROWN & GROOVER INC, SMITH MOORE & CO, SNOWDEN INSURANCE SERVICES LLC, SORRENTO PACIFIC FINANCIAL LLC, SOUTHERN WEALTH SECURITIES LLC, SOUTHWEST INSURANCE AGENCY INC, SPIRE INSURANCE AGENCY LLC, ST. BERNARD FINANCIAL SERVICES INC, STANLEY LAMAN GROUP SECURITIES LLC, STEPHENS INSURANCE LLC, STIFEL NICHOLAUS & CO INC, STIFEL NICHOLAUS & CO INC, SUMMIT BROKERAGE SERVICES, SUN TRUST INVESTMENT SERVICES INC, SUNSET FINANCIAL SERVICES INC, SYNDICATED CAPITAL INC, SYNOVUS SECURITIES INC, TFS SECURITIES INC, THOROUGHBRED FINANCIAL SERVICES LLC, THRIVENT INSURANCE AGENCY INC, THURSTON SPRINGER MILLER HERD & TITAK INC, TRANSAMERICA FINANCIAL ADVISORS, TRIAD ADVISORS INC, TRIAD ADVISORS INC, TRUSTMONT FINANCIAL GROUP INC, U S BANCORP INVESTMENTS INC, UBS FINANCIAL SERVICES, UMPQUA INVESTMENTS INC, UNIONBANC INVESTMENT SERVICES LLC, UNITED PLANNERS FINANCIAL, UNITED PLANNERS FINANCIAL, US BANCORP INSURANCE SERVICES LLC, USA FINANCIAL SECURITIES CORP, VALMARK SECURITES INC, VANDERBILT SECURITIES LLC, VOYA FINANCIAL ADVISORS INC, VOYA INSURANCE SOLUTIONS INC, W & R INSURANCE AGENCY INC, WELLS FARGO ADVISORS CALIFORNIA INS AGENCY LLC, WELLS FARGO ADVISORS FINANCIAL, WELLS FARGO ADVISORS FINANCIAL, WELLS FARGO ADVISORS FINANCIAL, WELLS FARGO ADVISORS FINANCIAL, WESTERN EQUITY GROUP INC, WINTRUST INVESTMENTS LLC, WOODBURY FIN SERVICES INC, WOODBURY FINANCIAL AGENCY OH INC, WORLD CAPITAL BROKERAGE INC, WORLD EQUITY GROUP, WORTH FINANCIAL GROUP INC, ZURES CO FIN & INS SVCS (J BAKER)
Your registered representative can provide you with more information about the compensation arrangements that apply to your Contract.
EXPERTS
The consolidated financial statements of Pruco Life Insurance Company and its subsidiary as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 and the financial statements of each of the subaccounts of Pruco Life Variable Universal Account as of the dates presented and for each of the periods indicated therein incorporated in this Statement of Additional Information by reference to the filed Form N-VPFS dated April 8, 2021 have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
Actuarial matters included in this st atement of additional information have been examined by Brian Peterfreund, FSA, MAAA, Vice President and Actuary of Prudential.
7

FINANCIAL STATEMENTS
The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.
The financial statements of the Pruco Life Variable Universal Account and of Pruco Life Insurance Company are hereby incorporated by reference to Form N-VPFS dated April 8, 2021.
8

OTHER INFORMATION

Item 30. Exhibits

Exhibit Number Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Variable Universal Account. (Note 2)

(b)	Custodian Agreements:
Not applicable.

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company. (Note 3)
(ii)	Selling Agreement used from 11-2005 to 12-2006. (Note 5)
(vi)	Selling Agreement used from 9-2003 to 11-2005. (Note 5)
(vii)	Selling Agreement used from 3-1999 to 9-2003. (Note 5)

(d)	Contracts:
(i)	Variable Universal Life Insurance Contract (Note 6)
(ii)	Rider for Insured’s Accidental Rider for Insured’s Accidental Death Benefit Benefit (Note 6)
(iii)	Rider for Insured’s Total Disability Benefit (Note 6)
(iv)	Rider for Level Term Insurance Benefit on Dependent Children (Note 6)
(v)	Rider for Level Term Insurance Benefit on Dependent Children-From Conversions (Note 6)
(vi)	Endorsement providing Type C Death Benefit Provisions (Note 6)
(vii)	Rider for Flexible Term Insurance Benefit on Life of Insured - Type A and B. (Note 7)
(viii)	Rider for Flexible Term Insurance Benefit on Life of Insured - Type C. (Note 7)
(ix)	Rider for Settlement Options to Provide Acceleration of Death Benefits ORD 87241-90-P (Note 8)

(e)	Applications:
(i)	Application for Variable Universal Life Insurance Contract ORD 96200-2010. (Note 9)
(ii)	Supplement to the Application for Variable Universal Life Insurance Contract ORD 86218--90. (Note1)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Articles of Incorporation of Pruco Life Insurance Company, as amended October 19, 1993. (Note 2)
(ii)	By-laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 2)

(g)	Reinsurance Contracts:.
(i)	Agreement between Pruco Life Insurance Company ("Pruco Life") and Prudential. (Note 11)
(ii)	Amendments (1-13) to the Agreement between Pruco Life and Prudential. (Note 12)

(h)	Participation Agreements:
(i)	Advanced Series Trust (formerly American Skandia Trust) Participation Agreement, as amended June 8, 2005. (Note 13)
(ii)	Amendment #1 to the Participation Agreement between Pruco Life Insurance Company ("Pruco Life") and Advanced Series Trust. (Note 12)
(iii)	Participation Agreement between Pruco Life and Janus. (Note 14)
(iv)	Amendment #3 to the Participation Agreement between Pruco Life and Janus (Note 15)
(v)	Amendment #4 to the Participation Agreement between Pruco Life and Janus (Note 16)

(vi)	Participation Agreement between Pruco Life and The Prudential Series Fund. (Note 16)
(vii)	Shareholder Agreement (22c-2 Agreement) between Pruco Life and Advanced Series Trust (formerly American Skandia Trust). (Note 17)
(viii)	Shareholder Agreement (22c-2 Agreement) between Pruco Life and The Prudential Series Fund. (Note 17)
(vix)	Shareholder Agreement (22c-2 Agreement) between Pruco Life and Janus. (Note 16)

(i)	Administrative Contracts:
(i)	Service Agreement between Prudential and the Regulus Group, LLC. (Note 18)
(ii)	Revised Service Agreement between Prudential and the Regulus Group LLC, a TransCentra company. (Note 19)
(iii)	Engagement Schedule No. 2 between Prudential and Regulus Group, LLC. (Note 10)

(j)	Other Material Contracts:
Not applicable.

(k)	Legal Opinion:
Opinion and Consent of Jordan K. Thomsen, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Actuarial Opinion:
Not applicable.

(m)	Calculation:
Not applicable.

(n)	Other Opinions:
(i)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)
(ii)	Powers of Attorney: Markus Coombs, Caroline A. Feeney, Salene Hitchcock-Gear, Susan M. Mann, Nandini Mongia, Dylan J. Tyson, Candace Woods. (Note 1)

(o)	Omitted Financial Statements:
Not applicable.

(p)	Initial Capital Agreements:
Not applicable.

(q)	Redeemability Exemption:
(i)	Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 1)

(r)	Form of Initial Summary Prospectuses:
Not applicable.

---------------------------------------------------------

(Note 1)	Filed herewith.
(Note 2)	Incorporated by reference to Form N-6 Registration No. 333-158634, filed April 20, 2009, on behalf of the Pruco Life Variable Universal Account.
(Note 3)	Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-158634, filed April 14, 2010, on behalf of the Pruco Life Variable Universal Account.
(Note 4)	Incorporated by reference to Post-Effective Amendment No. 10 to Form S-6, Registration No. 33-29181, filed April 28, 1997 on behalf of the Pruco Life Variable Universal Account.
(Note 5)	Incorporated by reference to Post-Effective Amendment No. 13 to this Registration Statement, filed April 14, 2010 on behalf of the Pruco Life Variable Universal Account.

(Note 6)	Incorporated by reference to Registrant’s Form S-6, filed November 3, 2000 on behalf of the Pruco Life Variable Universal Account.
(Note 7)	Incorporated by reference to Form S-6, Registration No. 333-100057, filed September 24, 2002 on behalf of the Pruco Life Variable Universal Account.
(Note 8)	Incorporated by reference to Form N-6, Registration No. 333-109284, filed September 30, 2003 on behalf of the Pruco Life Variable Universal Account.
(Note 9)	Incorporated by reference to Registrant’s Form N-6, filed April 12, 2011 on behalf of the Pruco Life Variable Universal Account.
(Note 10)	Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6, Registration No. 333-158634, filed April 7, 2015, on behalf of the Pruco Life Variable Universal Account.
(Note 11)	Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6, Registration No. 333-109284, filed April 20, 2006, on behalf of the Pruco Life Variable Universal Account.
(Note 12)	Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6, Registration No. 333-158634, filed April 15, 2013, on behalf of the Pruco Life Variable Universal Account.
(Note 13)	Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6, Registration No. 333-112808, filed August 12, 2005, on behalf of the Pruco Life Variable Universal Account.
(Note 14)	Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6, Registration No. 333-112808, filed April 18, 2008, on behalf of the Pruco Life Variable Universal Account.
(Note 15)	Incorporated by reference to Post-Effective Amendment No. 21 to Form N-6, Registration No. 333-112808, filed June 27, 2014, on behalf of the Pruco Life Variable Universal Account.
(Note 16)	Incorporated by reference to Post-Effective Amendment No. 40 to Form N-6, Registration No. 333-112808, filed April 6, 2018, on behalf of the Pruco Life Variable Universal Account.
(Note 17)	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6, Registration No. 333-215544, filed June 16, 2017, on behalf of the Pruco Life Variable Universal Account.
(Note 18)	Incorporated by reference to Post-Effective Amendment No. 2 to Form N-6, Registration No. 333-158634, filed April 12, 2011, on behalf of the Pruco Life Variable Universal Account.
(Note 19)	Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6, Registration No. 333-158634, filed February 6, 2014, on behalf of the Pruco Life Variable Universal Account.

Item 31. Directors and Officers of Pruco Life Insurance Company (Depositor)

The directors and officers of Pruco Life Insurance Company ("Pruco Life"), listed with their principal occupations, are shown below.

Name and Principal Business Address	Position and Offices with Pruco Life
MARKUS COOMBS (Note 1)	Director and Vice President
CAROLINE A. FEENEY (Note 1)	Director
SALENE HITCHCOCK-GEAR (Note 1)	Director
SUSAN M. MANN (Note 1)	Director, Vice President, Chief Financial Officer, and Chief Accounting Officer
NANDINI MONGIA (Note 2)	Director and Treasurer
DYLAN J. TYSON (Note 3)	Director, President, and Chief Executive Officer
CANDACE J. WOODS (Note 4)	Director
TODD BRYDEN (Note 5)	Chief Actuary and Senior Vice President
WILLIAM J. EVERS (Note 2)	Vice President and Corporate Counsel
LYNN K. STONE (Note 3)	Vice President, Chief Legal Officer, and Secretary
JORDAN K. THOMSEN (Note 2)	Vice President and Corporate Counsel

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) Three Gateway Center, Newark, NJ 07102
(Note 3) 1 Corporate Drive, Shelton, CT 06484
(Note 4) 751 Broad Street, Newark, NJ 07102
(Note 5) 280 Trumbull Street, Hartford, CT 06103

Item 32. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Pruco Life Insurance Company, a life insurance company organized under the laws of Arizona, is a direct wholly owned subsidiary of The Prudential Insurance Company of America and an indirect wholly owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, the text of which is hereby incorporated by reference.

Item 33. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

Arizona, being the state of organization of Pruco Life Insurance Company ("Pruco Life"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated. The text of Pruco Life’s By-law, Article VIII, which relates to indemnification of officers and directors, was filed on April 20, 2009, as exhibit Item 26. (f)(ii) to Form N-6 of Registration No. 333-158634 on behalf of the Pruco Life Variable Universal Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34. Principal Underwriters

(a) Other Activity:
Pruco Securities, LLC ("Pruco Securities"), an indirect wholly owned subsidiary of Prudential Financial, Inc., acts as the Registrant's principal underwriter of the Contract. Pruco Securities, organized on September 22, 2003, under New Jersey law, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Pruco Securities' principal business address is 751 Broad Street, Newark, New Jersey 07102.

Pruco Securities acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:

•Pruco Life Variable Universal Account
•Pruco Life Variable Appreciable Account
•Pruco Life Variable Insurance Account
•Pruco Life PRUvider Variable Appreciable Account
•Pruco Life of New Jersey Variable Appreciable Account
•Pruco Life of New Jersey Variable Insurance Account
•The Prudential Variable Appreciable Account
•Talcott Resolution Life Insurance Company Separate Account VL I
•Talcott Resolution Life Insurance Company Separate Account VL II
•Talcott Resolution Life Insurance Company Separate Account One
•Talcott Resolution Life Insurance Company Separate Account Five
•Talcott Resolution Life & Annuity Insurance Company Separate Account VL I
•Talcott Resolution Life & Annuity Insurance Company Separate Account VL II
•Talcott Resolution Life & Annuity Insurance Company Separate Account Five
•Union Security Insurance Company Variable Account C

The Contract is sold by registered representatives of Pruco Securities who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Pruco Securities and applicable law to do so.

Managers And Officers Of Pruco Securities, LLC

Name and Principal Business Address	Position and Office with Pruco Securities
Robert Begun (Note 1)	President, Manager, Vice President
John M. Cafiero (Note 2)	Assistant Secretary
David Camuzo (Note 1)	Secretary
Susanna Davi (Note 2)	Assistant Treasurer
Dexter M. Feliciano (Note 1)	Vice President, Chief Operating Officer, Manager
Anthony M. Fontano (Note 1)	Vice President, Manager
Peter C. Gayle (Note 1)	Vice President, Manager
Bradford O. Hearn (Note 1)	Chairman, Manager
Salene Hitchcock-Gear (Note 1)	Manager
Patrick L. Hynes (Note 1)	Manager
Hasan Ibrahim (Note 1)	Vice President, Chief Legal Officer, Assistant Secretary
Frank Ingraham (Note 1)	Vice President, Chief Compliance Officer
Milton T. Landes (Note 1)	Vice President
Elspeth Leung (Note 3)	Assistant Controller
Tina Lloyd (Note 4)	Assistant Secretary
Joseph B. McCarthy (Note 2)	Assistant Treasurer
Juzer Mohammedshah (Note 1)	Treasurer
Charles M. O'Donnell (Note 1)	Vice President
Maggie Palen (Note 2)	Assistant Secretary
Charles H. Smith (Note 3)	Anti-Money Laundering Officer
Robert P. Smit (Note 3)	Vice President, Controller, Chief Financial Officer, Principal Financial Officer, Principal Operations Officer
Jordan K. Thomsen (Note 3)	Assistant Secretary
Dianne Trinkle (Note 3)	Assistant Controller

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) Three Gateway Center, Newark, NJ 07102
(Note 4) 2101 Welsh Road, Dresher, PA 19025

(c) Compensation From the Registrant:

Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives. Pruco Securities retained compensation of $3,347,257 in 2020, $2,809,798 in 2019, and $2,211,393 in 2018. Pruco Securities offers the Contract on a continuous basis.

The sum of the chart below is $434,196,019, which represents Pruco Securities’ total 2020 Variable Life Distribution Revenue. The amount includes both agency distribution and broker-dealer distribution.

Commissions and other compensation received from the registrant during the last fiscal year with respect to variable life insurance products.
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commission	Other Compensation
Pruco Securities	$112,296,988	$0	$321,899,031	$0
* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.
Because Pruco Securities registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 35. Location of Accounts and Records

Provided in most recent report on Form N-CEN.

Item 36. Management Services

Not applicable.

Item 37. Fee Representation

Pruco Life Insurance Company (“Pruco Life”) represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey on this 19th day of April, 2021.

Pruco Life Variable Universal Account
(Registrant)

By: /s/ Jordan K. Thomsen Jordan K. Thomsen Vice President and Corporate Counsel

Pruco Life Insurance Company
(Depositor)

By: /s/ Jordan K. Thomsen Jordan K. Thomsen Vice President and Corporate Counsel
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 17 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 19th day of April, 2021.

Signature and Title

/s/ *
Markus Coombs
Director and Vice President

/s/ *
Caroline A. Feeney
Director

/s/ *
Salene Hitchcock-Gear
Director
	*By:	/s/ Jordan K. Thomsen
/s/ *		Jordan K. Thomsen
Susan M. Mann		(Attorney-in-Fact)
Director, Vice President, Chief Accounting Officer, and Chief Financial Officer

/s/ *
Nandini Mongia
Director and Treasurer

/s/ *
Dylan J. Tyson
Director, President, and Chief Executive Officer

/s/ *
Candace Woods
Director